UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878

Franklin Value Investors Trust
(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906
(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 10/31/12

Item 1. Reports to Stockholders.

OCTOBER 31, 2012

ANNUAL REPORT AND SHAREHOLDER LETTER

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

Sign up for electronic delivery at **franklintempleton.com/edelivery**

VALUE

FRANKLIN VALUE INVESTORS TRUST

FRANKLIN TEMPLETON INVESTMENTS

Franklin · Templeton · Mutual Series

Annual Report

Economic and Market Overview

The U.S. economy, as measured by gross domestic product (GDP), grew at a modest and slowing rate during the 12-month period ended October 31, 2012. Unemployment fell from 8.9% to 7.9%, and data at period-end revealed a healthy increase in U.S. industrial production and durable goods orders for September.1 Consumer spending and personal income levels also climbed, and inflation was generally mild with the exception of energy and food prices. Consumer confidence rose to its highest level of the year. The federal budget deficit for fiscal year 2012 fell to its lowest level since 2008. U.S. home prices increased in most regions, as mortgage rates near record lows, affordable housing prices and low new-home inventories contributed to the improvement. The U.S. home foreclosure level dropped to a five-year low, further enhancing confidence in the housing market.

For the 12-month period, U.S. stocks, as measured by the Standard & Poor’s® 500 Index (S&P 500®), fluctuated as investors apparently reacted to news headlines and shifted between risk taking and risk aversion.2 Toward period-end uncertainty surrounding the closely contested U.S. presidential election, the European fiscal crisis, slowing growth in China and the potential U.S. tax hikes and spending cuts known as the “fiscal cliff” weighed on stock market returns. In addition, U.S. companies generally reported modest third-quarter revenues, suggesting a drop in global demand. The International Monetary Fund announced that fiscal consolidation efforts had weighed on global growth, including the U.S., and described the risk of a steep global slowdown as “alarmingly high.” Reduced third-quarter profit levels and lowered revenue guidance for some companies also overshadowed optimism earlier in the period surrounding new stimulus measures and improvements in certain economic reports. In its October meeting, the Federal Open Market Committee reaffirmed its decision to keep interest rates low until at least mid-2015. Superstorm Sandy’s devastating impact on the east coast at the end of the 12-month period also contributed to uncertainty. Despite these factors, the S&P 500 ultimately generated a strong 12-month gain. Not all investors favored stocks, however, and many sought perceived safe havens such as gold bullion, the Japanese yen, the U.S. dollar and U.S. Treasuries. By period-end, the nominal yield on the 10-year U.S. Treasury note declined to 1.72%.

The foregoing information reflects our analysis and opinions as of October 31, 2012. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. STANDARD & POOR’S®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC.

Annual Report | 3

Franklin All Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin All Cap Value Fund seeks long-term total return by primarily investing in stocks of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin All Cap Value Fund covers the fiscal year ended October 31, 2012.

Performance Overview

Franklin All Cap Value Fund – Class A delivered a +9.83% cumulative total return for the 12 months under review. The Fund underperformed the +16.70% total return of its benchmark, the Russell 3000® Value Index, which measures those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Investment Strategy

Our goal is to invest in stocks of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases securities that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund may invest in companies with valuable intangibles we believe are not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Russell® is a trademark of the Frank Russell Company. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 66.

4 | Annual Report

Manager's Discussion

During the 12 months under review, major contributors to the Fund's absolute performance included some positions in the consumer staples sector such as food processor and distributor Seneca Foods and global discount retailer Wal-Mart Stores.[2] Some consumer discretionary sector holdings also boosted results, such as home improvement retailer The Home Depot.[3] Other notable positive performers included specialty aluminum products producer Kaiser Aluminum and offshore oil services provider PHI.

Although many holdings posted healthy gains for the 12-month period and all investment sectors contributed to absolute performance, some holdings lost value. Key detractors included positions in the industrials sector, such as French cable and wire manufacturer Nexans.[4] Energy sector positions that hindered performance included diversified energy company Unit Corp. and Apache, which engages in oil and gas exploration and production. Other detractors included business outsourcing services provider Xerox and auto components supplier Gentex.

During the Fund's fiscal year, we initiated positions in 26 new holdings. Some of the largest purchases included specialty glass and ceramics maker Corning, industrial compressor and blower manufacturer Gardner Denver, steel wire reinforcing products manufacturer Insteel Industries, auto components and building efficiency products manufacturer Johnson Controls, building materials producer Owens Corning, footwear and apparel manufacturer Rocky Brands, cruise ship operator Royal Caribbean Cruises, and petroleum refiner and marketer Valero Energy. We also added to several existing positions including electrical components and systems provider Eaton, home and building products producer Griffon and bank holding company U.S. Bancorp. We liquidated our positions in Bemis, J.C. Penney and Nintendo. One of the Fund's positions, Ceradyne, was subject to a takeover offer at a 43% premium to its then share price and was sold during the period at a profit. We also reduced several positions including Benchmark Electronics, International Business Machines, Microsoft, Seneca Foods and Wal-Mart Stores.

2. The consumer staples sector comprises food and staples retailing; food, beverage and tobacco; and household and personal products in the SOI.

3. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, media and retailing in the SOI.

4. The industrials sector comprises capital goods in the SOI.

Portfolio Breakdown

Franklin All Cap Value Fund
Based on Total Net Assets as of 10/31/12

Energy
19.1%
Capital Goods
17.6%
Food, Beverage & Tobacco
12.6%
Software & Services
5.7%
Technology Hardware & Equipment
4.9%
Health Care Equipment & Services
4.2%
Utilities
4.2%
Pharmaceuticals, Biotechnology & Life Sciences
3.8%
Materials
3.4%
Consumer Durables & Apparel
3.1%
Food & Staples Retailing
2.9%
Automobiles & Components
2.7%
Insurance
2.7%
Household & Personal Products
2.0%
Other
6.8%
Short-Term Investments & Other Net Assets
4.3%

Annual Report | 5

Top 10 Equity Holdings
Franklin All Cap Value Fund
10/31/12

Company *Sector/Industry*	% of Total Net Assets
Johnson & Johnson *Pharmaceuticals, Biotechnology & Life Sciences*	3.8%
PepsiCo Inc. *Food, Beverage & Tobacco*	3.6%
Natural Gas Services Group, Inc. *Energy*	3.5%
PHI Inc. *Energy*	3.4%
Kaiser Aluminum Corp. *Materials*	3.4%
International Business Machines Corp. *Software & Services*	3.1%
Bristow Group Inc. *Energy*	3.1%
Wal-Mart Stores Inc. *Food & Staples Retailing*	2.9%
Becton Dickinson and Co. *Health Care Equipment & Services*	2.9%
John Bean Technologies Corp. *Capital Goods*	2.8%

Thank you for your participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

William J. Lippman
President and Co-Portfolio Manager

Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin All Cap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

6 | Annual Report

Performance Summary as of 10/31/12

Franklin All Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRAVX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.78	$9.23	$8.45
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0451
Class C (Symbol: n/a)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.75	$9.09	$8.34
Class R (Symbol: n/a)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.78	$9.21	$8.43
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0269
Advisor Class (Symbol: n/a)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.79	$9.28	$8.49
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0732

Annual Report | 7

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Class A			1-Year		5-Year	Inception (6/1/07)
Cumulative Total Return[2]		+	9.83%		-0.04%	-4.83%
Average Annual Total Return[3]		+	3.46%		-1.18%	-1.99%
Value of $10,000 Investment[4]			$10,346		$9,422	$8,969
Avg. Ann. Total Return (9/30/12)[5]		+	13.27%		-0.84%	-1.96%
Total Annual Operating Expenses[6]
Without Waiver	1.74%
With Waiver	1.21%
Class C			1-Year		5-Year	Inception (6/1/07)
Cumulative Total Return[2]		+	8.99%		-3.43%	-8.35%
Average Annual Total Return[3]		+	7.99%		-0.70%	-1.60%
Value of $10,000 Investment[4]			$10,799		$9,657	$9,165
Avg. Ann. Total Return (9/30/12)[5]		+	18.19%		-0.35%	-1.54%
Total Annual Operating Expenses[6]
Without Waiver	2.44%
With Waiver	1.91%
Class R			1-Year		5-Year	Inception (6/1/07)
Cumulative Total Return[2]		+	9.61%		-0.99%	-5.75%
Average Annual Total Return[3]		+	9.61%		-0.20%	-1.09%
Value of $10,000 Investment[4]			$10,961		$9,901	$9,425
Avg. Ann. Total Return (9/30/12)[5]		+	19.77%	+	0.14%	-1.04%
Total Annual Operating Expenses[6]
Without Waiver	1.94%
With Waiver	1.41%
Advisor Class			1-Year		5-Year	Inception (6/1/07)
Cumulative Total Return[2]		+	10.28%	+	1.53%	-3.14%
Average Annual Total Return[3]		+	10.28%	+	0.30%	-0.59%
Value of $10,000 Investment[4]			$11,028		$10,153	$9,686
Avg. Ann. Total Return (9/30/12)[5]		+	20.44%	+	0.62%	-0.56%
Total Annual Operating Expenses[6]
Without Waiver	1.44%
With Waiver	0.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 0.90% (other than certain nonroutine expenses) until 2/28/13.

8 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (6/1/07–10/31/12)

$15,000
$10,000
$5,000
$0
6/07
10/08
10/09
10/10
10/11
10/12
$11,124
$9,297
$8,969
Franklin All Cap Value Fund
Russell 3000® Value Index[7]
CPI[7]

Average Annual Total Return

Class A	10/31/12
1-Year	+3.46%
5-Year	-1.18%
Since Inception (6/1/07)	-1.99%

Class C (6/1/07–10/31/12)

$15,000
$10,000
$5,000
$0
6/07
10/08
10/09
10/10
10/11
10/12
$11,124
$9,297
$9,165
Franklin All Cap Value Fund
Russell 3000® Value Index[7]
CPI[7]

Average Annual Total Return

Class C	10/31/12
1-Year	+7.99%
5-Year	-0.70%
Since Inception (6/1/07)	-1.60%

Annual Report | 9

Performance Summary *(continued)*

Average Annual Total Return

Class R	10/31/12
1-Year	+9.61%
5-Year	-0.20%
Since Inception (6/1/07)	-1.09%

Class R (6/1/07–10/31/12)

$15,000
$10,000
$5,000
$0
6/07
10/08
10/09
10/10
10/11
10/12
$11,124
$9,425
$9,297
Franklin All Cap Value Fund
Russell 3000® Value Index[7]
CPI[7]

Average Annual Total Return

Advisor Class	10/31/12
1-Year	+10.28%
5-Year	+0.30%
Since Inception (6/1/07)	-0.59%

Advisor Class (6/1/07–10/31/12)

$15,000
$10,000
$5,000
$0
6/07
10/08
10/09
10/10
10/11
10/12
$11,124
$9,686
$9,297
Franklin All Cap Value Fund
Russell 3000® Value Index[7]
CPI[7]

10 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. The Fund may invest up to 25% of its total assets in foreign securities, which may involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower. 2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. 4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

7. Source: © 2012 Morningstar. The Russell 3000® Value Index is market capitalization weighted and measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 11

Your Fund’s Expenses

Franklin All Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

12 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/12	Value 10/31/12	Period* 5/1/12–10/31/12
Actual	$1,000	$1,037.10	$6.14
Hypothetical (5% return before expenses)	$1,000	$1,019.10	$6.09
Class C
Actual	$1,000	$1,033.00	$9.71
Hypothetical (5% return before expenses)	$1,000	$1,015.58	$9.63
Class R
Actual	$1,000	$1,034.80	$7.16
Hypothetical (5% return before expenses)	$1,000	$1,018.10	$7.10
Advisor Class
Actual	$1,000	$1,039.20	$4.61
Hypothetical (5% return before expenses)	$1,000	$1,020.61	$4.57

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.90%;

R:	1.40%; and Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 13

Franklin Balance Sheet Investment Fund

Your Fund’s Goal and Main Investments: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies of any size that we believe are undervalued in the marketplace at the time of purchase but have the potential for capital appreciation.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Balance Sheet Investment Fund covers the fiscal year ended October 31, 2012.

Performance Overview

Franklin Balance Sheet Investment Fund – Class A delivered a cumulative total return of +11.09% for the 12 months under review. The Fund under-performed the +16.70% total return of its benchmark, the Russell 3000® Value Index, which measures performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 17.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. We generally define “low price-to-book value” as the lower two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 74.

14 | Annual Report

Manager's Discussion

On October 31, 2012, the Fund's total net assets were $1.3 billion, with short-term investments and other net assets making up 2.4%, compared with total net assets of $1.7 billion and short-term investments and other net assets of 3.0% on October 31, 2011. During the Fund's fiscal year, we identified six new investment opportunities: commercial bank Comerica, specialty glass and ceramics maker Corning, information technology distributor Ingram Micro, office products retailer OfficeMax, cruise ship operator Royal Caribbean Cruises and petroleum refiner and marketer Valero Energy. We also added to existing positions in Archer-Daniels-Midland, Encore Wire, General Cable, Great Plains Energy, Keycorp, Nexans, Noble and Tidewater. Cash deployed into new or existing positions totaled $116.1 million.

Portfolio sales totaled $494.0 million. During the period, we liquidated the following holdings: ACCO Brands, which was spun out of MeadWestvaco, Alaska Air Group, Applied Industrial Technologies, Ceradyne, Charming Shoppes, which was acquired by Ascena Retail Group, D. R. Horton, Exterran Holdings, FBL Financial Group, Fred's, Furniture Brands International, General Cable, Ingram Micro, J.C. Penney, MDC Holdings, Norfolk Southern, Nucor, Overseas Shipholding Group, Pulte Group, RLI, Tecumseh Products, Timken and Transatlantic Holdings. We also reduced several positions, with the most significant sales including shares of Northeast Utilities, NV Energy and PNM Resources.

During the 12-month reporting period, major contributors to absolute Fund performance included financials sector holdings such as Validus Holdings (reinsurance and insurance) and Travelers (property and casualty insurance).[2] Other contributors included Kaiser Aluminum (specialty aluminum products), Reliance Steel and Aluminum (steel service centers) and Charming Shoppes (women's specialty retailer). Detractors from Fund performance included Overseas Shipholding Group (oil tankers), Kelly Services (staffing), Nexans (cable and wire), Trinity Place Holdings (formerly, specialty retailer Syms) and Sherritt International (metals and mining).

2. The financials sector comprises banks, diversified financials, life and health insurance, multi-line insurance, property and casualty insurance, and reinsurance in the SOI.

Portfolio Breakdown

Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 10/31/12

Energy
14.1%
Materials
11.7%
Utilities
11.3%
Life & Health Insurance
9.6%
Property & Casualty Insurance
9.5%
Multi-Line Insurance
7.6%
Capital Goods
7.0%
Food, Beverage & Tobacco
4.3%
Technology Hardware & Equipment
4.1%
Banks
3.4%
Retailing
2.9%
Diversified Financials
2.3%
Reinsurance
2.1%
Pharmaceuticals, Biotechnology & Life Sciences
2.1%
Commercial & Professional Services
2.0%
Other
3.6%
Short-Term Investments & Other Net Assets
2.4%

Annual Report | 15

Top 10 Equity Holdings
Franklin Balance Sheet Investment Fund
10/31/12

Company *Sector/Industry*	% of Total Net Assets
Kaiser Aluminum Corp. *Materials*	3.3%
Prudential Financial Inc. *Life & Health Insurance*	3.1%
The Travelers Cos. Inc. *Property & Casualty Insurance*	2.8%
StanCorp Financial Group Inc. *Life & Health Insurance*	2.7%
The Chubb Corp. *Property & Casualty Insurance*	2.4%
KGen Power Corp., 144A *Utilities*	2.4%
Citigroup Inc. *Diversified Financials*	2.3%
Benchmark Electronics Inc. *Technology Hardware & Equipment*	2.3%
Assurant Inc. *Multi-Line Insurance*	2.2%
Old Republic International Corp. *Property & Casualty Insurance*	2.2%

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

Bruce C. Baughman, CPA
Co-Portfolio Manager

Grace Hoefig
Co-Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Grace Hoefig assumed co-portfolio manager responsibilities for the Fund in July 2012. Ms. Hoefig has been in the investment industry for over 21 years. Prior to joining Franklin Templeton Investments in February 2008, Ms. Hoefig was a managing director at Axia Capital Management LLC and has held senior analyst positions at Heine Securities Co., First Manhattan Co. and Neuberger & Berman.

16 | Annual Report

Performance Summary as of 10/31/12

Franklin Balance Sheet Investment Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRBSX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		-$	1.04	$43.01	$44.05
Distributions (11/1/11–10/31/12)
Dividend Income	$0.2478
Short-Term Capital Gain	$0.0482
Long-Term Capital Gain	$4.8711
Total	$5.1671
Class B (Symbol: FBSBX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		-$	1.09	$42.94	$44.03
Distributions (11/1/11–10/31/12)
Short-Term Capital Gain	$0.0482
Long-Term Capital Gain	$4.8711
Total	$4.9193
Class C (Symbol: FCBSX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		-$	1.17	$42.10	$43.27
Distributions (11/1/11–10/31/12)
Short-Term Capital Gain	$0.0482
Long-Term Capital Gain	$4.8711
Total	$4.9193
Class R (Symbol: FBSRX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		-$	0.99	$42.95	$43.94
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0941
Short-Term Capital Gain	$0.0482
Long-Term Capital Gain	$4.8711
Total	$5.0134
Advisor Class (Symbol: FBSAX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		-$	1.03	$43.79	$44.82
Distributions (11/1/11–10/31/12)
Dividend Income	$0.3824
Short-Term Capital Gain	$0.0482
Long-Term Capital Gain	$4.8711
Total	$5.3017

Annual Report | 17

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Class A			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	11.09%	-7.94%	+	103.67%
Average Annual Total Return[2]		+	4.70%	-2.80%	+	6.74%
Value of $10,000 Investment[3]			$10,470	$8,677		$19,195
Avg. Ann. Total Return (9/30/12)[4]		+	17.06%	-2.96%	+	6.80%
Total Annual Operating Expenses[5]	0.96%
Class B			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	10.25%	-11.17%	+	92.06%
Average Annual Total Return[2]		+	6.35%	-2.62%	+	6.74%
Value of $10,000 Investment[3]			$10,635	$8,757		$19,206
Avg. Ann. Total Return (9/30/12)[4]		+	19.30%	-2.78%	+	6.80%
Total Annual Operating Expenses[5]	1.70%
Class C			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	10.25%	-11.42%	+	88.64%
Average Annual Total Return[2]		+	9.28%	-2.40%	+	6.55%
Value of $10,000 Investment[3]			$10,928	$8,858		$18,864
Avg. Ann. Total Return (9/30/12)[4]		+	22.29%	-2.56%	+	6.61%
Total Annual Operating Expenses[5]	1.71%
Class R			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	10.80%	-8.79%	+	99.26%
Average Annual Total Return[2]		+	10.80%	-1.82%	+	7.14%
Value of $10,000 Investment[3]			$11,080	$9,121		$19,926
Avg. Ann. Total Return (9/30/12)[4]		+	23.92%	-1.98%	+	7.20%
Total Annual Operating Expenses[5]	1.21%
Advisor Class			1-Year	5-Year		10-Year
Cumulative Total Return[1]		+	11.34%	-5.48%	+	111.61%
Average Annual Total Return[2]		+	11.34%	-1.12%	+	7.78%
Value of $10,000 Investment[3]			$11,134	$9,452		$21,161
Avg. Ann. Total Return (9/30/12)[4]		+	24.52%	-1.28%	+	7.85%
Total Annual Operating Expenses[5]	0.71%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

18 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,595
$19,195
$12,759
Franklin Balance Sheet Investment Fund
Russell 3000® Value Index[5]
CPI[6]

Average Annual Total Return

Class A	10/31/12
1-Year	+4.70%
5-Year	-2.80%
10-Year	+6.74%

Class B (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,595
$19,206
$12,759
Franklin Balance Sheet Investment Fund
Russell 3000® Value Index[5]
CPI[6]

Average Annual Total Return

Class B	10/31/12
1-Year	+6.35%
5-Year	-2.62%
10-Year	+6.74%

Annual Report | 19

Performance Summary *(continued)*

Average Annual Total Return

Class C	10/31/12
1-Year	+9.28%
5-Year	-2.40%
10-Year	+6.55%

Class C (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,595
$18,864
$12,759
Franklin Balance Sheet Investment Fund
Russell 3000® Value Index[6]
CPI[6]

Average Annual Total Return

Class R	10/31/12
1-Year	+10.80%
5-Year	-1.82%
10-Year	+7.14%

Class R (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,595
$19,926
$12,759
Franklin Balance Sheet Investment Fund
Russell 3000® Value Index[6]
CPI[6]

20 | Annual Report

Your Fund’s Expenses

Franklin Balance Sheet Investment Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

22 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/12	Value 10/31/12	Period* 5/1/12–10/31/12
Actual	$1,000	$1,017.00	$5.02
Hypothetical (5% return before expenses)	$1,000	$1,020.16	$5.03
Class B
Actual	$1,000	$1,013.20	$8.75
Hypothetical (5% return before expenses)	$1,000	$1,016.44	$8.77
Class C
Actual	$1,000	$1,013.00	$8.80
Hypothetical (5% return before expenses)	$1,000	$1,016.39	$8.82
Class R
Actual	$1,000	$1,015.60	$6.28
Hypothetical (5% return before expenses)	$1,000	$1,018.90	$6.29
Advisor Class
Actual	$1,000	$1,018.10	$3.75
Hypothetical (5% return before expenses)	$1,000	$1,021.42	$3.76

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; B: 1.73%; C: 1.74%; R: 1.24%; and Advisor: 0.74%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 23

Franklin Large Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000® Index.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Large Cap Value Fund covers the fiscal year ended October 31, 2012.

Performance Overview

Franklin Large Cap Value Fund – Class A delivered a +10.31% cumulative total return for the 12 months under review. The Fund underperformed the +16.89% total return of its benchmark, the Russell 1000® Value Index, which measures performance of those Russell 1000® Index companies with lower price-to-book ratios and lower forecasted growth values.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 27.

Investment Strategy

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. The Russell 1000® Index is market capitalization weighted and measures performance of the largest companies in the Russell 3000® Index, which represents the majority of the U.S. market’s total market capitalization.

2. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 82.

24 | Annual Report

Manager's Discussion

During the 12 months under review, contributors to absolute Fund performance included most financials sector holdings, most notably property and casualty insurer Allstate.[3] Several health care holdings also performed well, including biopharmaceutical firms Gilead Sciences, Pfizer and Merck & Co.[4] Home improvement retailer The Home Depot also boosted Fund results.

Most sectors in the Fund recorded gains. However, detractors from performance included several energy holdings such as coal producer Peabody Energy[5] as well as oil and gas exploration and production companies Chesapeake Energy[5] and Apache. Information technology (IT) holdings including business outsourcing provider Xerox also hindered performance.[6] Aluminum producer Alcoa was another significant detractor.

During the Fund's fiscal year, the Fund initiated positions in diversified oil services company Baker Hughes, motor vehicle parts and systems supplier Borg Warner, agribusiness and food company Bunge, bank holding companies Comerica and Keycorp, specialty glass and ceramics maker Corning, semiconductor products manufacturer Microchip Technology, insurer Progressive,[5] industrial services provider Rockwell Automation, power and data connection solutions provider TE Connectivity, petroleum refiner and marketer Valero Energy and drug manufacturer Watson Pharmaceutical. We also added to our holdings of auto components and building efficiency manufacturer Johnson Controls, health care products manufacturer Johnson & Johnson, and offshore oil and gas drilling contractor Noble, and made smaller additions to several other positions. We liquidated our positions in The Bank of New York Mellon, Computer Sciences, J.C. Penney, Masco, Sempra Energy, as well as other smaller positions, and reduced our holdings in The Home Depot, International Business Machines, McDonald's and Microsoft, among others.

3. The financials sector comprises banks, diversified financials and insurance in the SOI.

4. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.

5. Sold by period-end.

6. The IT sector comprises software and services, and technology hardware and equipment in the SOI.

Portfolio Breakdown

Franklin Large Cap Value Fund
Based on Total Net Assets as of 10/31/12

Energy	17.3%
Capital Goods	14.0%
Insurance	12.4%
Pharmaceuticals, Biotechnology & Life Sciences	11.3%
Diversified Financials	6.6%
Materials	5.9%
Banks	5.0%
Software & Services	3.9%
Retailing	3.7%
Technology Hardware & Equipment	3.4%
Automobiles & Components	2.6%
Health Care Equipment & Services	2.4%
Food, Beverage & Tobacco	2.1%
Other	6.4%
Short-Term Investments & Other Net Assets	3.0%

Annual Report | 25

Top 10 Equity Holdings
Franklin Large Cap Value Fund
10/31/12

Company *Sector/Industry*	% of Total Net Assets
Merck & Co. Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	2.5%
Citigroup Inc. *Diversified Financials*	2.4%
Prudential Financial Inc. *Insurance*	2.4%
Nucor Corp. *Materials*	2.4%
MetLife Inc. *Insurance*	2.3%
The Allstate Corp. *Insurance*	2.3%
International Business Machines Corp. *Software & Services*	2.2%
State Street Corp. *Diversified Financials*	2.2%
Aflac Inc. *Insurance*	2.2%
Exxon Mobil Corp. *Energy*	2.2%

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

William J. Lippman
President and Lead Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

26 | Annual Report

Performance Summary as of 10/31/12

Franklin Large Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FLVAX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	1.10	$13.05	$11.95
Distributions (11/1/11–10/31/12)
Dividend Income	$0.1152
Class B (Symbol: FBLCX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	1.13	$12.97	$11.84
Class C (Symbol: FLCVX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	1.09	$12.91	$11.82
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0244
Class R (Symbol: FLCRX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	1.09	$12.94	$11.85
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0904
Advisor Class (Symbol: n/a)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	1.08	$13.01	$11.93
Distributions (11/1/11–10/31/12)
Dividend Income	$0.1537

Annual Report | 27

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Class A			1-Year	5-Year		10-Year
Cumulative Total Return[2]		+	10.31%	-11.02%	+	59.34%
Average Annual Total Return[3]		+	3.96%	-3.46%	+	4.15%
Value of $10,000 Investment[4]			$10,396	$8,388		$15,017
Avg. Ann. Total Return (9/30/12)[5]		+	18.19%	-3.40%	+	5.15%
Total Annual Operating Expenses[6]	1.40%
Class B			1-Year	5-Year		10-Year
Cumulative Total Return[2]		+	9.54%	-14.07%	+	50.98%
Average Annual Total Return[3]		+	5.54%	-3.35%	+	4.21%
Value of $10,000 Investment[4]			$10,554	$8,436		$15,098
Avg. Ann. Total Return (9/30/12)[5]		+	20.59%	-3.28%	+	5.22%
Total Annual Operating Expenses[6]	2.09%
Class C			1-Year	5-Year		10-Year
Cumulative Total Return[2]		+	9.46%	-14.10%	+	48.98%
Average Annual Total Return[3]		+	8.46%	-2.99%	+	4.07%
Value of $10,000 Investment[4]			$10,846	$8,590		$14,898
Avg. Ann. Total Return (9/30/12)[5]		+	23.53%	-2.93%	+	5.07%
Total Annual Operating Expenses[6]	2.10%
Class R			1-Year	5-Year		10-Year
Cumulative Total Return[2]		+	10.07%	-11.92%	+	56.42%
Average Annual Total Return[3]		+	10.07%	-2.51%	+	4.58%
Value of $10,000 Investment[4]			$11,007	$8,808		$15,642
Avg. Ann. Total Return (9/30/12)[5]		+	25.20%	-2.45%	+	5.59%
Total Annual Operating Expenses[6]	1.60%
Advisor Class[7]			1-Year	5-Year		10-Year
Cumulative Total Return[2]		+	10.53%	-9.71%	+	62.78%
Average Annual Total Return[3]		+	10.53%	-2.02%	+	4.99%
Value of $10,000 Investment[4]			$11,053	$9,029		$16,278
Avg. Ann. Total Return (9/30/12)[5]		+	25.83%	-1.94%	+	6.01%
Total Annual Operating Expenses[6]	1.10%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

28 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,314
$15,017
$12,759
Franklin Large Cap Value Fund
Russell 1000® Value Index
CPI

Average Annual Total Return

Class A	10/31/12
1-Year	+3.96%
5-Year	-3.46%
10-Year	+4.15%

Class B (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,314
$15,098
$12,759
Franklin Large Cap Value Fund
Russell 1000® Value Index
CPI

Average Annual Total Return

Class B	10/31/12
1-Year	+5.54%
5-Year	-3.35%
10-Year	+4.21%

Annual Report | 29

Performance Summary *(continued)*

Average Annual Total Return

Class C	10/31/12
1-Year	+8.46%
5-Year	-2.99%
10-Year	+4.07%

Class C (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,314
$14,898
$12,759
Franklin Large Cap Value Fund
Russell 1000® Value Index[8]
CPI[8]

Average Annual Total Return

Class R	10/31/12
1-Year	+10.07%
5-Year	-2.51%
10-Year	+4.58%

Class R (11/1/02–10/31/12)

$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$20,314
$15,642
$12,759
Franklin Large Cap Value Fund
Russell 1000® Value Index[8]
CPI[8]

30 | Annual Report

Your Fund’s Expenses

Franklin Large Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

32 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/12	Value 10/31/12	Period* 5/1/12–10/31/12
Actual	$1,000	$1,007.70	$7.12
Hypothetical (5% return before expenses)	$1,000	$1,018.05	$7.15
Class B
Actual	$1,000	$1,004.60	$10.73
Hypothetical (5% return before expenses)	$1,000	$1,014.43	$10.79
Class C
Actual	$1,000	$1,004.70	$10.68
Hypothetical (5% return before expenses)	$1,000	$1,014.48	$10.74
Class R
Actual	$1,000	$1,007.00	$8.17
Hypothetical (5% return before expenses)	$1,000	$1,016.99	$8.21
Advisor Class
Actual	$1,000	$1,008.50	$5.65
Hypothetical (5% return before expenses)	$1,000	$1,019.51	$5.69

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.41%; B: 2.13%; C: 2.12%; R: 1.62%; and Advisor: 1.12%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 33

Franklin MicroCap Value Fund

Your Fund’s Goal and Main Investments: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase that we believe are undervalued in the marketplace.1

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

We are pleased to bring you Franklin MicroCap Value Fund’s annual report for the fiscal year ended October 31, 2012.

Performance Overview

Franklin MicroCap Value Fund – Class A delivered a +14.70% cumulative total return for the 12 months under review. The Fund performed comparably to the +14.47% total return of its benchmark, the Russell 2000® Value Index, which measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.2 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 37.

Investment Strategy

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as “microcap.”1 Book value per share is a company’s net worth or shareholders’ equity on an accounting or “book” basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Effective 12/10/12, the maximum market capitalization for each investment that the Fund can invest in will increase from $400 million at time of purchase to $500 million.

2. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 87.

34 | Annual Report

Manager's Discussion

On October 31, 2012, the Fund's total net assets were $367.9 million, with short-term investments and other net assets making up 9.3%, compared with total net assets of $348.3 million and short-term investments and other net assets of 7.0% on October 31, 2011. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens.

We identified six new investment opportunities during the period under review: men's apparel retailer Casual Male Retail Group, furniture and electronic assemblies manufacturer Kimball International, community bank Northeast Bancorp, footwear and apparel manufacturer Rocky Brands, savings bank Southern Missouri Bancorp, and polyester and nylon yarn producer Unifi. We also added to existing positions in Brown Shoe, Omega Protein and Spartan Motors, among others. Cash deployed into new and existing positions totaled $16.7 million during the period.

Portfolio sales totaled $50.6 million. We eliminated our positions in Intertape Polymer Group, Layne Christensen, Movado Group, A.O. Smith and Tecumseh Products during the reporting period. We also reduced positions in John B. Sanfilippo & Son, Kimball International and Shoe Carnival, among others.

During the 12 months under review, key contributors to absolute Fund performance included consumer staples positions such as John B. Sanfilippo & Son (tree nuts and snacks) and Seneca Foods (fruit and vegetable processor and distributor).[2] Other contributors included Saia (less than truckload carrier) and Healthcare Services Group (nursing, home housekeeping and food service), as well as PHI (helicopter transportation). Detractors from Fund performance included USA Truck (trucking), Omega Protein (fish meal and oil), Delta Apparel (t-shirts), ACMAT (surety) and A.T. Cross (writing instruments and sunglasses).

2. The consumer staples sector comprises food and staples retailing; and food, beverage and tobacco in the SOI.

Portfolio Breakdown

Franklin MicroCap Value Fund
Based on Total Net Assets as of 10/31/12

Capital Goods
18.2%
Food, Beverage & Tobacco
11.9%
Materials
7.2%
Retailing
7.2%
Insurance
7.0%
Banks
6.9%
Consumer Durables & Apparel
6.4%
Transportation
6.4%
Commercial & Professional Services
5.5%
Energy
5.1%
Food & Staples Retailing
2.6%
Other
6.3%
Short-Term Investments & Other Net Assets
9.3%

Annual Report | 35

Top 10 Equity Holdings
Franklin MicroCap Value Fund
10/31/12

Company *Sector/Industry*	% of Total Net Assets
Seneca Foods Corp., A & B *Food, Beverage & Tobacco*	5.2%
PHI Inc. *Energy*	4.0%
Delta Apparel Inc. *Consumer Durables & Apparel*	3.1%
Healthcare Services Group Inc. *Commercial & Professional Services*	3.0%
Hardinge Inc. *Capital Goods*	3.0%
Village Super Market Inc., A *Food & Staples Retailing*	2.6%
Hurco Cos. Inc. *Capital Goods*	2.4%
Omega Protein Corp. *Food, Beverage & Tobacco*	2.2%
American Pacific Corp. *Materials*	2.2%
Smithfield Foods Inc. *Food, Beverage & Tobacco*	2.0%

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

36 | Annual Report

Performance Summary as of 10/31/12

Franklin MicroCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRMCX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.22	$32.60	$32.38
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0171
Short-Term Capital Gain	$0.1616
Long-Term Capital Gain	$3.6714
Total	$3.8501
Advisor Class (Symbol: FVRMX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.20	$32.61	$32.41
Distributions (11/1/11–10/31/12)
Dividend Income	$0.1034
Short-Term Capital Gain	$0.1616
Long-Term Capital Gain	$3.6714
Total	$3.9364

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.70%	+	14.52%	+	175.33%
Average Annual Total Return[2]		+	8.09%	+	1.54%	+	10.01%
Value of $10,000 Investment[3]			$10,809		$10,792		$25,950
Avg. Ann. Total Return (9/30/12)[4]		+	20.57%	+	1.62%	+	10.03%
Total Annual Operating Expenses[5]	1.19%
Advisor Class[6]			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	14.97%	+	15.90%	+	180.04%
Average Annual Total Return[2]		+	14.97%	+	3.00%	+	10.85%
Value of $10,000 Investment[3]			$11,497		$11,590		$28,004
Avg. Ann. Total Return (9/30/12)[4]		+	28.25%	+	3.08%	+	10.87%
Total Annual Operating Expenses[5]	0.94%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 37

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Average Annual Total Return

Class A	10/31/12
1-Year	+8.09%
5-Year	+1.54%
10-Year	+10.01%

Class A (11/1/02–10/31/12)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$25,950
$24,510
$12,759
Franklin MicroCap Value Fund
Russell 2000® Value Index[7]
CPI[7]

Average Annual Total Return

Advisor Class[6]	10/31/12
1-Year	+14.97%
5-Year	+3.00%
10-Year	+10.85%

Advisor Class (11/1/02–10/31/12)[6]

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$28,004
$24,510
$12,759
Franklin MicroCap Value Fund
Russell 2000® Value Index[7]
CPI[7]

38 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. The Fund’s ability to invest in smaller company securities that may have limited liquidity involves additional risks, such as relatively small revenues, limited product lines and small market share. Historically, these stocks have exhibited greater price volatility than larger company stocks, especially over the short term. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Advisor Class: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. 3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

6. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/1/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +54.78% and +6.44%.

7. Source: © 2012 Morningstar. The Russell 2000® Value Index is market capitalization weighted and measures performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 39

Your Fund’s Expenses

Franklin MicroCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

40 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/12	Value 10/31/12	Period* 5/1/12–10/31/12
Actual	$1,000	$1,074.80	$6.05
Hypothetical (5% return before expenses)	$1,000	$1,019.30	$5.89
Advisor Class
Actual	$1,000	$1,076.20	$4.80
Hypothetical (5% return before expenses)	$1,000	$1,020.51	$4.67

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.16% and Advisor: 0.92%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period

Annual Report | 41

Manager's Discussion

During the 12 months under review, key contributors to absolute Fund performance included several holdings in the industrials sector such as J.B. Hunt Transport Services.[3] The Fund's utilities sector holdings also boosted results, including electric utility NV Energy and energy service provider Sempra Energy. Some consumer discretionary and consumer staples sector positions contributed to performance, including cable television provider Time Warner Cable and dairy operator Dean Foods.[4] The Fund's financials sector positions also generally aided results.[5]

Most investment sectors helped absolute Fund performance. However, some detractors included technology services provider Computer Sciences and business outsourcing services provider Xerox in the information technology (IT) sector.[6] Several energy sector holdings also hindered results, such as coal producer Peabody Energy. Other detractors included auto components supplier Gentex and medical equipment manufacturer Hill-Rom Holdings.

During the reporting period, the Fund initiated a position in Gentex and added eight other large holdings: property and casualty insurers Allstate and Progressive, bank holding companies Comerica and Keycorp, industrial compressor and blower manufacturer Gardner Denver, semiconductor products manufacturer Microchip Technology, producer of residential and commercial building materials Owens Corning, and petroleum refiner and marketer Valero Energy. We added five other smaller holdings. We also increased our holdings in aluminum producer Alcoa, insurance services and consulting company Marsh & McLennan, and packaging solutions provider MeadWestvaco, among others. We liquidated our positions in Computer Sciences, Dean Foods, J.C. Penney, Pharmaceutical Product Development and four other holdings. We also reduced our positions in Bemis, Grainger, McCormick & Co., NV Energy and Sempra Energy, among others.

3. The industrials sector comprises capital goods and commercial and professional services in the SOI.

4. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services, media and retailing in the SOI. The consumer staples sector comprises food, beverage and tobacco in the SOI.

5. The financials sector comprises banks, diversified financials and insurance in the SOI.

6. The IT sector comprises software and services, and technology hardware and equipment in the SOI.

Portfolio Breakdown

Franklin MidCap Value Fund
Based on Total Net Assets as of 10/31/12

Capital Goods
17.9%
Energy
10.4%
Insurance
10.1%
Utilities
7.1%
Materials
7.0%
Automobiles & Components
6.0%
Banks
5.7%
Retailing
4.8%
Diversified Financials
4.2%
Health Care Equipment & Services
3.8%
Pharmaceuticals, Biotechnology & Life Sciences
3.5%
Software & Services
3.3%
Food, Beverage & Tobacco
3.2%
Other
9.9%
Short-Term Investments & Other Net Assets
3.1%

Annual Report | 43

Top 10 Equity Holdings
Franklin MidCap Value Fund
10/31/12

Company *Sector/Industry*	% of Total Net Assets
Babcock & Wilcox Co. *Capital Goods*	2.3%
Northern Trust Corp. *Diversified Financials*	2.2%
W. R. Berkley Corp. *Insurance*	2.2%
KKR & Co., LP *Diversified Financials*	2.1%
Arthur J. Gallagher & Co. *Insurance*	2.0%
Ensco PLC, A *Energy*	2.0%
Watson Pharmaceuticals Inc. *Pharmaceuticals, Biotechnology & Life Sciences*	2.0%
Nordstrom Inc. *Retailing*	2.0%
GameStop Corp., A *Retailing*	1.9%
Gardner Denver Inc. *Capital Goods*	1.9%

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

Sam Kerner, CFA
Lead Portfolio Manager

Bruce C. Baughman, CPA
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MidCap Value Fund

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy..

44 | Annual Report

-

Performance Summary as of 10/31/12

Franklin MidCap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FMVAX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.99	$11.38	$10.39
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0469
Class C (Symbol: FMVCX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.96	$11.21	$10.25
Class R (Symbol: n/a)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.99	$11.35	$10.36
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0194
Advisor Class (Symbol: n/a)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	0.99	$11.44	$10.45
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0803

Annual Report | 45

Performance Summary (continued)

Performance1

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class C: 1% contingent deferred sales charge in first year only; Class R/Advisor Class: no sales charges.

Class A			1-Year		5-Year		Inception (7/1/05)
Cumulative Total Return[2]		+	10.04%		-0.04%	+	23.49%
Average Annual Total Return[3]		+	3.75%		-1.19%	+	2.09%
Value of $10,000 Investment[4]			$10,375		$9,420		$11,639
Avg. Ann. Total Return (9/30/12)[5]		+	15.73%		-1.30%	+	2.02%
Total Annual Operating Expenses[6]
Without Waiver	1.72%
With Waiver	1.36%
Class C			1-Year		5-Year		Inception (7/1/05)
Cumulative Total Return[2]		+	9.37%		-3.28%	+	17.66%
Average Annual Total Return[3]		+	8.37%		-0.66%	+	2.24%
Value of $10,000 Investment[4]			$10,837		$9,672		$11,766
Avg. Ann. Total Return (9/30/12)[5]		+	20.91%		-0.79%	+	2.17%
Total Annual Operating Expenses[6]
Without Waiver	2.42%
With Waiver	2.06%
Class R			1-Year		5-Year		Inception (7/1/05)
Cumulative Total Return[2]		+	9.77%		-0.95%	+	21.93%
Average Annual Total Return[3]		+	9.77%		-0.19%	+	2.74%
Value of $10,000 Investment[4]			$10,977		$9,905		$12,193
Avg. Ann. Total Return (9/30/12)[5]		+	22.47%		-0.32%	+	2.67%
Total Annual Operating Expenses[6]
Without Waiver	1.92%
With Waiver	1.56%
Advisor Class			1-Year		5-Year		Inception (7/1/05)
Cumulative Total Return[2]		+	10.35%	+	1.55%	+	26.56%
Average Annual Total Return[3]		+	10.35%	+	0.31%	+	3.26%
Value of $10,000 Investment[4]			$11,035		$10,155		$12,656
Avg. Ann. Total Return (9/30/12)[5]		+	23.02%	+	0.18%	+	3.19%
Total Annual Operating Expenses[6]
Without Waiver	1.42%
With Waiver	1.06%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees and acquired fund fees and expenses) for each class of the Fund do not exceed 1.05% (other than certain nonroutine expenses) until 2/28/13.

46 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment[1]

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/1/05–10/31/12)

$15,000
$10,000
$5,000
7/05
10/06
10/08
10/10
10/12
$14,679
$11,893
$11,639
Franklin MidCap Value Fund
Russell Midcap® Value Index[7]
CPI[7]

Average Annual Total Return

Class A	10/31/12
1-Year	+3.75%
5-Year	-1.19%
Since Inception (7/1/05)	+2.09%

Class C (7/1/05–10/31/12)

$15,000
$10,000
$5,000
7/05
10/06
10/08
10/10
10/12
$14,679
$11,893
$11,766
Franklin MidCap Value Fund
Russell Midcap® Value Index[7]
CPI[7]

Average Annual Total Return

Class C	10/31/12
1-Year	+8.37%
5-Year	-0.66%
Since Inception (7/1/05)	+2.24%

Annual Report | 47

Performance Summary *(continued)*

Average Annual Total Return

Class R	10/31/12
1-Year	+9.77%
5-Year	-0.19%
Since Inception (7/1/05)	+2.74%

Class R (7/1/05–10/31/12)

$15,000
$10,000
$5,000
7/05
10/06
10/08
10/10
10/12
$14,679
$12,193
$11,893
Franklin MidCap Value Fund
Russell Midcap® Value Index[7]
CPI[7]

Average Annual Total Return

Advisor Class	10/31/12
1-Year	+10.35%
5-Year	+0.31%
Since Inception (7/1/05)	+3.26%

Advisor Class (7/1/05–10/31/12)

$15,000
$10,000
$5,000
7/05
10/06
10/08
10/10
10/12
$14,679
$12,656
$11,893
Franklin MidCap Value Fund
Russell Midcap® Value Index[7]
CPI[7]

48 | Annual Report

Performance Summary (continued)

Endnotes

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. Historically, midsize company securities have been more volatile in price than larger company securities, especially over the short term. Midsize companies may be more susceptible to particular economic events or competitive factors than are larger, more broadly diversified companies. In addition, the Fund may invest up to 25% of its total assets in foreign securities, which involve special risks, including currency fluctuations and economic and political uncertainty. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class C: Class R:

These shares have higher annual fees and expenses than Class A shares.

Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Fund investment results reflect the expense reduction, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated.
4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.
5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
6. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
7. Source: © 2012 Morningstar. The Russell Midcap® Value Index is market capitalization weighted and measures performance of those Russell
Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Consumer Price Index (CPI), calculated by the
Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

Annual Report | 49

Your Fund’s Expenses

Franklin MidCap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

50 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/12	Value 10/31/12	Period* 5/1/12–10/31/12
Actual	$1,000	$1,000.90	$6.79
Hypothetical (5% return before expenses)	$1,000	$1,018.35	$6.85
Class C
Actual	$1,000	$997.30	$10.29
Hypothetical (5% return before expenses)	$1,000	$1,014.83	$10.38
Class R
Actual	$1,000	$999.10	$7.79
Hypothetical (5% return before expenses)	$1,000	$1,017.34	$7.86
Advisor Class
Actual	$1,000	$1,001.80	$5.28
Hypothetical (5% return before expenses)	$1,000	$1,019.86	$5.33

*Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.35%; C: 2.05%;

R:	1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 51

Franklin Small Cap Value Fund

Your Fund’s Goal and Main Investments: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

This annual report for Franklin Small Cap Value Fund covers the fiscal year ended October 31, 2012.

Performance Overview

Franklin Small Cap Value Fund – Class A delivered a +12.08% cumulative total return for the 12 months under review. The Fund underperformed the +15.55% total return of its benchmark, the Russell 2500™ Value Index, which measures performance of those Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values.1 Although this report covers a 12-month period, our investment strategy aims for long-term results. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 55.

Investment Strategy

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental, bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. Source: © 2012 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 102.

52 | Annual Report

Manager's Discussion

During the 12 months under review, several holdings in the consumer discretionary, industrials and financials sectors positively contributed to absolute performance.[2] These holdings included recreational vehicle manufacturer Thor Industries, auto dealership operator Group 1 Automotive, fashion footwear maker and marketer Brown Shoe, architectural glass producer Apogee Enterprises and insurer Protective Life. Detractors from results included holdings such as auto components supplier Gentex, laser equipment producer Rofin-Sinar Technologies, aircraft-related aftermarket services provider AAR, oil and gas exploration company Unit Corp, and property/casualty insurer Tower Group.

During the reporting period, the Fund initiated new positions in information technology distributor Ingram Micro, branded apparel manufacturer Maidenform Brands and business-to-business rental provider McGrath RentCorp. We also added to our positions in several holdings, including the above mentioned AAR, Gentex and Rofin-Sinar Techologies, as well as medical equipment manufacturer Hill-Rom Holdings, machinery manufacturer Kaydon, industrial adhesive producer H.B. Fuller and engineered industrial products provider EnPro Industries. We liquidated our positions in Roper Industries, J.C. Penney, Tower Group and Saks, as well as several other holdings. One of the Fund's positions, Ceradyne, was subject to a takeover offer at a 43% premium to its then share price and was sold during the period at a profit. We reduced our holdings in some securities including Lancaster Colony, Nordson, ABM Industries and RLI.

2. The consumer discretionary sector comprises automobiles and components, consumer durables and apparel, consumer services and retailing in the SOI. The industrials sector comprises aerospace and defense, building products, commercial and professional services, construction and engineering, electrical equipment, industrial conglomerates, machinery, trading companies and distributors, and transportation in the SOI. The financials sector comprises banks and insurance in the SOI.

Portfolio Breakdown

Franklin Small Cap Value Fund
Based on Total Net Assets as of 10/31/12

Machinery
14.5%
Energy
11.3%
Insurance
10.5%
Retailing
8.8%
Materials
7.9%
Automobiles & Components
6.0%
Building Products
5.9%
Consumer Durables & Apparel
5.1%
Technology Hardware & Equipment
3.7%
Health Care Equipment & Services
3.5%
Commercial & Professional Services
3.0%
Electrical Equipment
2.9%
Construction & Engineering
2.5%
Banks
2.1%
Transportation
2.1%
Consumer Services
2.0%
Other
5.1%
Short-Term Investments & Other Net Assets
3.1%

Annual Report | 53

Top 10 Equity Holdings
Franklin Small Cap Value Fund
10/31/12

Company *Sector/Industry*	% of Total Net Assets
Thor Industries Inc. *Automobiles & Components*	2.4%
Protective Life Corp. *Insurance*	2.4%
Group 1 Automotive Inc. *Retailing*	2.3%
Bristow Group Inc. *Energy*	1.8%
Trinity Industries Inc. *Machinery*	1.8%
Reliance Steel & Aluminum Co. *Materials*	1.8%
Granite Construction Inc. *Construction & Engineering*	1.7%
Universal Forest Products Inc. *Building Products*	1.7%
Rowan Cos. PLC *Energy*	1.6%
RPM International Inc. *Materials*	1.5%

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

William J. Lippman
President and Co-Portfolio Manager

Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Small Cap Value Fund

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2012, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Steven Raineri assumed co-portfolio manager responsibilities for the Fund in July 2012. Mr. Raineri has been in the investment industry for over 15 years. Prior to joining Franklin Templeton Investments in 2005, Mr. Raineri worked for WoodAllen Capital Management, Dresdner Kleinwort Wasserstein and Gabelli & Company. He also spent several years as a business valuation consultant for Arthur Andersen and J&W Seligman Valuations.

54 | Annual Report

Performance Summary as of 10/31/12

Franklin Small Cap Value Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Price and Distribution Information
Class A (Symbol: FRVLX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	2.87	$45.12	$42.25
Distributions (11/1/11–10/31/12)
Dividend Income	$0.1692
Long-Term Capital Gain	$1.7723
Total	$1.9415
Class B (Symbol: FBVAX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	2.52	$42.77	$40.25
Distributions (11/1/11–10/31/12)
Long-Term Capital Gain	$1.7723
Class C (Symbol: FRVFX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	2.46	$42.12	$39.66
Distributions (11/1/11–10/31/12)
Long-Term Capital Gain	$1.7723
Class R (Symbol: FVFRX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	2.83	$44.71	$41.88
Distributions (11/1/11–10/31/12)
Dividend Income	$0.0835
Long-Term Capital Gain	$1.7723
Total	$1.8558
Advisor Class (Symbol: FVADX)			Change	10/31/12	10/31/11
Net Asset Value (NAV)		+$	3.01	$46.54	$43.53
Distributions (11/1/11–10/31/12)
Dividend Income	$0.3049
Long-Term Capital Gain	$1.7723
Total	$2.0772

Annual Report | 55

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns and value of $10,000 investment include maximum sales charges. Class A: 5.75% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only;

Class R/Advisor Class: no sales charges.

Class A			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.08%	+	10.29%	+	153.90%
Average Annual Total Return[2]		+	5.63%	+	0.78%	+	9.12%
Value of $10,000 Investment[3]			$10,563		$10,396		$23,932
Avg. Ann. Total Return (9/30/12)[4]		+	23.28%	+	0.82%	+	9.53%
Total Annual Operating Expenses[5]	1.23%
Class B			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.30%	+	6.40%	+	140.26%
Average Annual Total Return[2]		+	7.30%	+	0.87%	+	9.16%
Value of $10,000 Investment[3]			$10,730		$10,445		$24,026
Avg. Ann. Total Return (9/30/12)[4]		+	25.85%	+	0.92%	+	9.58%
Total Annual Operating Expenses[5]	1.93%
Class C			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.29%	+	6.42%	+	136.83%
Average Annual Total Return[2]		+	10.29%	+	1.25%	+	9.00%
Value of $10,000 Investment[3]			$11,029		$10,642		$23,683
Avg. Ann. Total Return (9/30/12)[4]		+	28.85%	+	1.29%	+	9.42%
Total Annual Operating Expenses[5]	1.93%
Class R			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	11.85%	+	9.10%	+	148.94%
Average Annual Total Return[2]		+	11.85%	+	1.76%	+	9.55%
Value of $10,000 Investment[3]			$11,185		$10,910		$24,894
Avg. Ann. Total Return (9/30/12)[4]		+	30.52%	+	1.80%	+	9.97%
Total Annual Operating Expenses[5]	1.43%
Advisor Class			1-Year		5-Year		10-Year
Cumulative Total Return[1]		+	12.42%	+	11.90%	+	161.88%
Average Annual Total Return[2]		+	12.42%	+	2.27%	+	10.11%
Value of $10,000 Investment[3]			$11,242		$11,190		$26,188
Avg. Ann. Total Return (9/30/12)[4]		+	31.16%	+	2.31%	+	10.52%
Total Annual Operating Expenses[5]	0.93%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

56 | Annual Report

Performance Summary *(continued)*

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (11/1/02–10/31/12)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$26,265
$23,932
$12,759
Franklin Small Cap Value Fund
Russell 2500™ Value Index
CPI

Average Annual Total Return

Class A	10/31/12
1-Year	+5.63%
5-Year	+0.78%
10-Year	+9.12%

Class B (11/1/02–10/31/12)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$26,265
$24,026
$12,759
Franklin Small Cap Value Fund
Russell 2500™ Value Index
CPI

Average Annual Total Return

Class B	10/31/12
1-Year	+7.30%
5-Year	+0.87%
10-Year	+9.16%

Annual Report | 57

Performance Summary *(continued)*

Average Annual Total Return

Class C	10/31/12
1-Year	+10.29%
5-Year	+1.25%
10-Year	+9.00%

Class C (11/1/02–10/31/12)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$26,265
$23,683
$12,759
Franklin Small Cap Value Fund
Russell 2500™ Value Index
CPI

Average Annual Total Return

Class R	10/31/12
1-Year	+11.85%
5-Year	+1.76%
10-Year	+9.55%

Class R (11/1/02–10/31/12)

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
11/02
10/04
10/06
10/08
10/10
10/12
$26,265
$24,894
$12,759
Franklin Small Cap Value Fund
Russell 2500™ Value Index
CPI

58 | Annual Report

Performance Summary (continued)

Advisor Class (11/1/02–10/31/12)

Average Annual Total Return

Your Fund’s Expenses

Franklin Small Cap Value Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

60 | Annual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

	Beginning Account	Ending Account	Expenses Paid During
Class A	Value 5/1/12	Value 10/31/12	Period* 5/1/12–10/31/12
Actual	$1,000	$1,004.50	$6.45
Hypothetical (5% return before expenses)	$1,000	$1,018.70	$6.50
Class B
Actual	$1,000	$1,000.90	$9.91
Hypothetical (5% return before expenses)	$1,000	$1,015.23	$9.98
Class C
Actual	$1,000	$1,000.70	$9.96
Hypothetical (5% return before expenses)	$1,000	$1,015.18	$10.03
Class R
Actual	$1,000	$1,003.40	$7.45
Hypothetical (5% return before expenses)	$1,000	$1,017.70	$7.51
Advisor Class
Actual	$1,000	$1,005.80	$4.94
Hypothetical (5% return before expenses)	$1,000	$1,020.21	$4.98

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.28%; B: 1.97%; C: 1.98%; R: 1.48%; and Advisor: 0.98%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

Annual Report | 61

Franklin Value Investors Trust

Financial Highlights

Franklin All Cap Value Fund
		Year Ended October 31,
Class A	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.45	$8.41	$6.83	$6.25	$9.52
Income from investment operations[a]:
Net investment income[b]	0.06	0.04	0.04	0.05	0.06
Net realized and unrealized gains (losses)	0.77	0.03	1.59	0.58	(3.28)
Total from investment operations	0.83	0.07	1.63	0.63	(3.22)
Less distributions from net investment income	(0.05)	(0.03)	(0.05)	(0.05)	(0.05)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$9.23	$8.45	$8.41	$6.83	$6.25

Total return[e]	9.83%	0.86%	23.90%	10.27%	(33.95)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.67%	1.72%	1.92%	2.05%	2.43%
Expenses net of waiver and payments by affiliates	1.20%	1.20%	1.20%	1.21%[f]	1.25%[f]
Net investment income	0.70%	0.46%	0.49%	0.89%	0.67%

Supplemental data
Net assets, end of year (000’s)	$20,127	$18,455	$15,904	$10,167	$9,508
Portfolio turnover rate	26.94%	34.96%	27.31%	38.74%	21.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

62 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin All Cap Value Fund
		Year Ended October 31,
Class C	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.34	$8.33	$6.77	$6.20	$9.50
Income from investment operations[a]:
Net investment income (loss)[b]	—[c]	(0.02)	(0.01)	0.01	—[c]
Net realized and unrealized gains (losses)	0.75	0.03	1.58	0.58	(3.26)
Total from investment operations	0.75	0.01	1.57	0.59	(3.26)
Less distributions from net investment income	—	—	(0.01)	(0.02)	(0.04)
Redemption fees[d]	—	—	—	—	—[c]
Net asset value, end of year	$9.09	$8.34	$8.33	$6.77	$6.20

Total return[e]	8.99%	0.12%	23.14%	9.50%	(34.37)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.37%	2.42%	2.62%	2.72%	3.06%
Expenses net of waiver and payments by affiliates	1.90%	1.90%	1.90%	1.88%[f]	1.88%[f]
Net investment income (loss)	—%[g]	(0.24)%	(0.21)%	0.22%	0.04%

Supplemental data
Net assets, end of year (000’s)	$3,248	$3,159	$2,364	$1,565	$1,471
Portfolio turnover rate	26.94%	34.96%	27.31%	38.74%	21.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gRounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 63

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin All Cap Value Fund
		Year Ended October 31,
Class R	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.43	$8.39	$6.82	$6.25	$9.52
Income from investment operations[a]:
Net investment income[b]	0.06	0.02	0.02	0.03	0.05
Net realized and unrealized gains (losses)	0.75	0.04	1.59	0.58	(3.27)
Total from investment operations	0.81	0.06	1.61	0.61	(3.22)
Less distributions from net investment income	(0.03)	(0.02)	(0.04)	(0.04)	(0.05)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$9.21	$8.43	$8.39	$6.82	$6.25

Total return[e]	9.61%	0.69%	23.69%	9.88%	(34.00)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.87%	1.92%	2.12%	2.24%	2.58%
Expenses net of waiver and payments by affiliates	1.40%	1.40%	1.40%	1.40%[f]	1.40%[f]
Net investment income	0.50%	0.26%	0.29%	0.70%	0.52%

Supplemental data
Net assets, end of year (000’s)	$29	$54	$25	$18	$6
Portfolio turnover rate	26.94%	34.96%	27.31%	38.74%	21.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

64 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin All Cap Value Fund
		Year Ended October 31,
Advisor Class	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$8.49	$8.45	$6.86	$6.28	$9.54
Income from investment operations[a]:
Net investment income[b]	0.09	0.07	0.06	0.07	0.09
Net realized and unrealized gains (losses)	0.77	0.02	1.60	0.58	(3.29)
Total from investment operations	0.86	0.09	1.66	0.65	(3.20)
Less distributions from net investment income	(0.07)	(0.05)	(0.07)	(0.07)	(0.06)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$9.28	$8.49	$8.45	$6.86	$6.28

Total return	10.28%	1.09%	24.27%	10.54%	(33.70)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.37%	1.42%	1.62%	1.74%	2.08%
Expenses net of waiver and payments by affiliates	0.90%	0.90%	0.90%	0.90%[e]	0.90%[e]
Net investment income	1.00%	0.76%	0.79%	1.20%	1.02%

Supplemental data
Net assets, end of year (000’s)	$1,668	$1,644	$1,158	$939	$640
Portfolio turnover rate	26.94%	34.96%	27.31%	38.74%	21.17%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 65

Franklin Value Investors Trust

Statement of Investments, October 31, 2012

Franklin All Cap Value Fund	Shares	Value
Common Stocks 95.7%
Automobiles & Components 2.7%
Gentex Corp.	12,000	$206,640
Johnson Controls Inc.	12,500	321,875
Spartan Motors Inc.	33,000	155,100
		683,615
Banks 1.6%
U.S. Bancorp	11,700	388,557
Capital Goods 17.6%
AAR Corp.	14,500	218,805
CIRCOR International Inc.	1,700	58,633
Eaton Corp.	11,200	528,864
Encore Wire Corp.	9,300	286,998
Gardner Denver Inc.	4,250	294,653
[a]Gibraltar Industries Inc.	10,400	129,584
Griffon Corp.	35,500	360,325
Insteel Industries Inc.	26,000	301,600
John Bean Technologies Corp.	46,200	712,404
Nexans SA (France)	7,500	319,156
[a]Owens Corning Inc.	11,700	393,003
Pentair Ltd.	7,400	312,576
Rockwell Automation Inc.	700	49,742
United Technologies Corp.	1,500	117,240
Universal Forest Products Inc.	8,800	338,800
		4,422,383
Commercial & Professional Services 0.5%
McGrath RentCorp	4,600	120,796
Consumer Durables & Apparel 3.1%
Adidas AG, ADR (Germany)	4,000	171,800
[a]La-Z-Boy Inc.	19,000	308,180
[a]Maidenform Brands Inc.	200	3,742
[a]Rocky Brands Inc.	24,800	297,848
		781,570
Consumer Services 1.5%
Royal Caribbean Cruises Ltd.	11,000	370,370
Energy 19.1%
Apache Corp.	3,650	302,037
Bristow Group Inc.	15,500	773,760
Ensco PLC, A	8,300	479,906
[a]Natural Gas Services Group Inc.	54,800	869,128
Occidental Petroleum Corp.	5,000	394,800
[a]PHI Inc.	7,500	224,625
[a]PHI Inc., non-voting	20,000	625,800
Tidewater Inc.	7,566	359,461
[a]Unit Corp.	10,000	403,500
Valero Energy Corp.	12,000	349,200
		4,782,217

66 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin All Cap Value Fund	Shares	Value
Common Stocks (continued)
Food & Staples Retailing 2.9%
Wal-Mart Stores Inc.	9,700	$727,694
Food, Beverage & Tobacco 12.6%
Archer-Daniels-Midland Co.	22,700	609,268
Bunge Ltd.	3,500	248,535
[a]Kraft Foods Group Inc.	7,233	328,957
Mondelez International Inc., A	21,700	575,918
PepsiCo Inc.	13,100	907,044
[a]Seneca Foods Corp., A	16,669	476,483
		3,146,205
Health Care Equipment & Services 4.2%
Becton Dickinson and Co.	9,600	726,528
[a]Laboratory Corp. of America Holdings	3,900	330,447
		1,056,975
Household & Personal Products 2.0%
The Procter & Gamble Co.	7,300	505,452
Insurance 2.7%
The Allstate Corp.	5,300	211,894
The Chubb Corp.	5,000	384,900
The Progressive Corp.	3,500	78,050
		674,844
Materials 3.4%
H.B. Fuller Co.	100	3,040
Kaiser Aluminum Corp.	14,000	848,120
		851,160
Media 1.0%
Time Warner Cable Inc.	2,400	237,864
Pharmaceuticals, Biotechnology & Life Sciences 3.8%
Johnson & Johnson	13,500	956,070
Retailing 1.3%
The Home Depot Inc.	5,500	337,590
Semiconductors & Semiconductor Equipment 0.9%
Microchip Technology Inc.	7,500	235,125
Software & Services 5.7%
International Business Machines Corp.	4,000	778,120
Microsoft Corp.	23,200	662,012
		1,440,132
Technology Hardware & Equipment 4.9%
[a]Benchmark Electronics Inc.	25,000	370,500
Corning Inc.	27,500	323,125
Xerox Corp.	83,000	534,520
		1,228,145

Annual Report | 67

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin All Cap Value Fund	Shares	Value
Common Stocks (continued)
Utilities 4.2%
Avista Corp.	11,500	$292,330
IDACORP Inc.	8,400	375,648
NV Energy Inc.	20,300	385,903
		1,053,881
Total Common Stocks (Cost $20,600,370)		24,000,645
Short Term Investments (Cost $1,297,862) 5.2%
Money Market Funds 5.2%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	1,297,862	1,297,862
Total Investments (Cost $21,898,232) 100.9%		25,298,507
Other Assets, less Liabilities (0.9)%		(225,895)
Net Assets 100.0%		$25,072,612

See Abbreviations on page 135.

aNon-income producing.
bSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

68 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights

Franklin Balance Sheet Investment Fund
		Year Ended October 31,
Class A	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$44.05	$47.25	$39.28	$37.85	$69.36
Income from investment operations[a]:
Net investment income[b]	0.48	0.50	0.39	0.40	0.68
Net realized and unrealized gains (losses)	3.65	1.02	8.01	2.78	(25.81)
Total from investment operations	4.13	1.52	8.40	3.18	(25.13)
Less distributions from:
Net investment income	(0.25)	(0.79)	(0.43)	(0.70)	(0.67)
Net realized gains	(4.92)	(3.93)	—	(1.05)	(5.71)
Total distributions	(5.17)	(4.72)	(0.43)	(1.75)	(6.38)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$43.01	$44.05	$47.25	$39.28	$37.85

Total return[e]	11.09%	2.75%	21.48%	9.38%	(39.30)%

Ratios to average net assets
Expenses	0.99%	0.94%	0.97%	1.00%[f]	0.93%[f]
Net investment income	1.16%	1.06%	0.89%	1.17%	1.25%

Supplemental data
Net assets, end of year (000’s)	$1,079,418	$1,441,777	$1,788,318	$2,081,258	$2,169,284
Portfolio turnover rate	7.91%[g]	9.66%	5.15%	6.07%	8.14%[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 69

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
		Year Ended October 31,
Class B	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$44.03	$46.83	$38.88	$37.19	$68.12
Income from investment operations[a]:
Net investment income[b]	0.23	0.25	0.14	0.16	0.27
Net realized and unrealized gains (losses)	3.60	0.88	7.86	2.84	(25.39)
Total from investment operations	3.83	1.13	8.00	3.00	(25.12)
Less distributions from:
Net investment income	—	—	(0.05)	(0.26)	(0.10)
Net realized gains	(4.92)	(3.93)	—	(1.05)	(5.71)
Total distributions	(4.92)	(3.93)	(0.05)	(1.31)	(5.81)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$42.94	$44.03	$46.83	$38.88	$37.19

Total return[e]	10.25%	1.98%	20.57%	8.78%	(39.76)%

Ratios to average net assets
Expenses	1.74%	1.68%	1.72%	1.75%[f]	1.69%[f]
Net investment income	0.41%	0.32%	0.14%	0.42%	0.49%

Supplemental data
Net assets, end of year (000’s)	$629	$2,681	$6,069	$34,726	$51,727
Portfolio turnover rate	7.91%[g]	9.66%	5.15%	6.07%	8.14%[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

70 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
		Year Ended October 31,
Class C	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$43.27	$46.51	$38.70	$37.27	$68.22
Income from investment operations[a]:
Net investment income[b]	0.15	0.12	0.05	0.14	0.26
Net realized and unrealized gains (losses)	3.60	1.02	7.91	2.71	(25.40)
Total from investment operations	3.75	1.14	7.96	2.85	(25.14)
Less distributions from:
Net investment income	—	(0.45)	(0.15)	(0.37)	(0.10)
Net realized gains	(4.92)	(3.93)	—	(1.05)	(5.71)
Total distributions	(4.92)	(4.38)	(0.15)	(1.42)	(5.81)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$42.10	$43.27	$46.51	$38.70	$37.27

Total return[e]	10.25%	1.97%	20.59%	8.42%	(39.73)%

Ratios to average net assets
Expenses	1.74%	1.69%	1.72%	1.75%[f]	1.69%[f]
Net investment income	0.41%	0.31%	0.14%	0.42%	0.49%

Supplemental data
Net assets, end of year (000’s)	$71,723	$75,025	$77,217	$72,184	$73,068
Portfolio turnover rate	7.91%[g]	9.66%	5.15%	6.07%	8.14%[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 71

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
		Year Ended October 31,
Class R	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$43.94	$47.12	$39.19	$37.54	$68.83
Income from investment operations[a]:
Net investment income[b]	0.37	0.42	0.28	0.31	0.55
Net realized and unrealized gains (losses)	3.65	0.98	7.99	2.91	(25.62)
Total from investment operations	4.02	1.40	8.27	3.22	(25.07)
Less distributions from:
Net investment income	(0.09)	(0.65)	(0.34)	(0.52)	(0.51)
Net realized gains	(4.92)	(3.93)	—	(1.05)	(5.71)
Total distributions	(5.01)	(4.58)	(0.34)	(1.57)	(6.22)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$42.95	$43.94	$47.12	$39.19	$37.54

Total return[e]	10.80%	2.50%	21.17%	9.46%	(39.45)%

Ratios to average net assets
Expenses	1.24%	1.19%	1.22%	1.25%[f]	1.19%[f]
Net investment income	0.91%	0.81%	0.64%	0.92%	0.99%

Supplemental data
Net assets, end of year (000’s)	$15,053	$19,321	$28,490	$28,264	$26,433
Portfolio turnover rate	7.91%[g]	9.66%	5.15%	6.07%	8.14%[g]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.
gExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

72 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Balance Sheet Investment Fund
		Year Ended October 31,
Advisor Class	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$44.82	$48.01	$39.89	$37.93	$69.53
Income from investment operations[a]:
Net investment income[b]	0.58	0.58	0.51	0.48	0.88
Net realized and unrealized gains (losses)	3.69	1.08	8.13	3.36	(25.91)
Total from investment operations	4.27	1.66	8.64	3.84	(25.03)
Less distributions from:
Net investment income	(0.38)	(0.92)	(0.52)	(0.83)	(0.86)
Net realized gains	(4.92)	(3.93)	—	(1.05)	(5.71)
Total distributions	(5.30)	(4.85)	(0.52)	(1.88)	(6.57)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$43.79	$44.82	$48.01	$39.89	$37.93

Total return	11.34%	3.01%	21.80%	11.18%	(39.14)%

Ratios to average net assets
Expenses	0.74%	0.69%	0.72%	0.75%[e]	0.69%[e]
Net investment income	1.41%	1.31%	1.14%	1.42%	1.49%

Supplemental data
Net assets, end of year (000’s)	$115,694	$195,437	$145,478	$132,921	$100,505
Portfolio turnover rate	7.91%[f]	9.66%	5.15%	6.07%	8.14%[f]

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.
fExcludes the value of portfolio securities delivered as a result of redemptions in-kind.

Annual Report | The accompanying notes are an integral part of these financial statements. | 73

Franklin Value Investors Trust

Statement of Investments, October 31, 2012

Franklin Balance Sheet Investment Fund	Shares	Value
Common Stocks 97.6%
Banks 3.4%
Comerica Inc.	460,000	$13,712,600
Farmers & Merchants Bank of Long Beach	1,475	6,593,250
KeyCorp	2,700,000	22,734,000
		43,039,850
Capital Goods 7.0%
[a]CNH Global NV (Netherlands)	238,000	10,662,400
Encore Wire Corp.	538,500	16,618,110
ESCO Technologies Inc.	406,000	15,200,640
Mueller Industries Inc.	300,000	13,140,000
Nexans SA (France)	284,000	12,085,382
Trinity Industries Inc.	710,000	22,208,800
		89,915,332
Commercial & Professional Services 2.0%
Kelly Services Inc., A	1,925,000	25,583,250
Consumer Durables & Apparel 1.2%
Callaway Golf Co.	1,500,000	8,190,000
Lennar Corp., B	248,000	7,038,240
		15,228,240
Consumer Services 1.9%
Royal Caribbean Cruises Ltd.	282,000	9,494,940
Vail Resorts Inc.	256,500	14,564,070
		24,059,010
Diversified Financials 2.3%
Citigroup Inc.	784,000	29,313,760
Energy 14.1%
Bristow Group Inc.	544,300	27,171,456
ConocoPhillips	137,000	7,925,450
Ensco PLC, A	423,000	24,457,860
Noble Corp.	655,000	24,719,700
[a]PHI Inc.	77,500	2,321,125
[a]PHI Inc., non-voting	397,496	12,437,650
Phillips 66	68,500	3,230,460
[a]Rowan Cos. PLC	775,000	24,575,250
Teekay Corp. (Canada)	589,000	18,029,290
Tidewater Inc.	510,000	24,230,100
Valero Energy Corp.	424,000	12,338,400
		181,436,741
Food, Beverage & Tobacco 4.3%
Archer-Daniels-Midland Co.	925,000	24,827,000
Bunge Ltd.	149,000	10,580,490
[a]Smithfield Foods Inc.	954,000	19,528,380
		54,935,870

74 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Balance Sheet Investment Fund	Shares	Value
Common Stocks (continued)
Life & Health Insurance 9.6%
Manulife Financial Corp. (Canada)	742,200	$9,188,436
MetLife Inc.	565,000	20,051,850
National Western Life Insurance Co., A	142,700	20,030,799
Prudential Financial Inc.	700,000	39,935,000
StanCorp Financial Group Inc.	1,000,000	34,350,000
		123,556,085
Materials 11.7%
Ashland Inc.	299,200	21,288,080
Commercial Metals Co.	1,042,000	14,337,920
Kaiser Aluminum Corp.	700,000	42,406,000
MeadWestvaco Corp.	347,400	10,314,306
Reliance Steel & Aluminum Co.	459,000	24,942,060
[a]RTI International Metals Inc.	741,300	16,894,227
Sherritt International Corp. (Canada)	3,472,900	15,018,698
[a]Texas Industries Inc.	124,300	5,361,059
		150,562,350
Multi-line Insurance 7.6%
American National Insurance Co.	292,215	21,349,228
Assurant Inc.	746,000	28,206,260
E-L Financial Corp. Ltd. (Canada)	68,000	27,199,319
HCC Insurance Holdings Inc.	585,000	20,849,400
		97,604,207
Pharmaceuticals, Biotechnology & Life Sciences 2.1%
[a]Watson Pharmaceuticals Inc.	313,000	26,902,350
Property & Casualty Insurance 9.5%
The Chubb Corp.	405,000	31,176,900
Old Republic International Corp.	2,824,200	27,903,096
Selective Insurance Group Inc.	1,430,000	26,440,700
The Travelers Cos. Inc.	514,000	36,463,160
		121,983,856
Reinsurance 2.1%
Validus Holdings Ltd. (Bermuda)	765,000	27,387,000
Retailing 2.9%
Haverty Furniture Cos. Inc.	753,395	11,308,459
OfficeMax Inc.	2,903,100	21,337,785
[a,b]Trinity Place Holdings Inc.	1,200,000	4,800,000
		37,446,244
Technology Hardware & Equipment 4.1%
[a]Benchmark Electronics Inc.	1,966,000	29,136,120
Corning Inc.	1,970,000	23,147,500
		52,283,620
Transportation 0.5%
Werner Enterprises Inc.	275,000	6,369,000

Annual Report | 75

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Balance Sheet Investment Fund	Shares	Value
Common Stocks (continued)
Utilities 11.3%
Avista Corp.	596,000	$15,150,320
Great Plains Energy Inc.	633,000	14,204,520
IDACORP Inc.	369,000	16,501,680
[a,b,c]KGen Power Corp., 144A	3,550,000	30,441,250
Northeast Utilities	481,000	18,903,300
NV Energy Inc.	1,100,000	20,911,000
PNM Resources Inc.	885,000	19,611,600
Westar Energy Inc.	302,000	8,969,400
		144,693,070
Total Common Stocks (Cost $910,389,099)		1,252,299,835
Short Term Investments (Cost $88,135,444) 6.9%
Money Market Funds 6.9%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	88,135,444	88,135,444
Total Investments (Cost $998,524,543) 104.5%		1,340,435,279
Other Assets, less Liabilities (4.5)%		(57,919,108)
Net Assets 100.0%		$1,282,516,171

aNon-income producing.
bSee Note 9 regarding holdings of 5% voting securities.
cSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At October 31, 2012,
the value of this security was $30,441,250, representing 2.37% of net assets.
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

76 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights

Franklin Large Cap Value Fund
		Year Ended October 31,
Class A	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.95	$11.78	$10.63	$9.84	$16.75
Income from investment operations[a]:
Net investment income[b]	0.12	0.10	0.08	0.12	0.18
Net realized and unrealized gains (losses)	1.10	0.15	1.24	0.86	(5.88)
Total from investment operations	1.22	0.25	1.32	0.98	(5.70)
Less distributions from:
Net investment income	(0.12)	(0.08)	(0.17)	(0.19)	(0.24)
Net realized gains	—	—	—	—	(0.97)
Total distributions	(0.12)	(0.08)	(0.17)	(0.19)	(1.21)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$13.05	$11.95	$11.78	$10.63	$9.84

Total return[e]	10.31%	2.09%	12.47%	10.37%	(36.35)%

Ratios to average net assets
Expenses	1.40%	1.39%	1.42%	1.48%	1.38%[f]
Net investment income	0.95%	0.79%	0.71%	1.36%	1.34%

Supplemental data
Net assets, end of year (000’s)	$96,584	$101,711	$101,638	$98,252	$84,815
Portfolio turnover rate	15.76%	17.99%	13.89%	10.95%	15.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 77

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
		Year Ended October 31,
Class B	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.84	$11.67	$10.54	$9.70	$16.52
Income from investment operations[a]:
Net investment income[b]	0.05	0.01	0.03	0.07	0.09
Net realized and unrealized gains (losses)	1.08	0.16	1.18	0.85	(5.82)
Total from investment operations	1.13	0.17	1.21	0.92	(5.73)
Less distributions from:
Net investment income	—	—	(0.08)	(0.08)	(0.12)
Net realized gains	—	—	—	—	(0.97)
Total distributions	—	—	(0.08)	(0.08)	(1.09)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$12.97	$11.84	$11.67	$10.54	$9.70

Total return[e]	9.54%	1.46%	11.56%	9.70%	(36.82)%

Ratios to average net assets
Expenses	2.10%	2.08%	2.11%	2.20%	2.08%[f]
Net investment income	0.25%	0.10%	0.02%	0.64%	0.64%

Supplemental data
Net assets, end of year (000’s)	$428	$2,610	$4,583	$6,616	$8,449
Portfolio turnover rate	15.76%	17.99%	13.89%	10.95%	15.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

78 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
		Year Ended October 31,
Class C	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.82	$11.65	$10.52	$9.70	$16.51
Income from investment operations[a]:
Net investment income[b]	0.03	0.01	—[c]	0.06	0.09
Net realized and unrealized gains (losses)	1.08	0.16	1.22	0.85	(5.81)
Total from investment operations	1.11	0.17	1.22	0.91	(5.72)
Less distributions from:
Net investment income	(0.02)	—	(0.09)	(0.09)	(0.12)
Net realized gains	—	—	—	—	(0.97)
Total distributions	(0.02)	—	(0.09)	(0.09)	(1.09)
Redemption fees[d]	—	—	—	—	—[c]
Net asset value, end of year	$12.91	$11.82	$11.65	$10.52	$9.70

Total return[e]	9.46%	1.46%	11.68%	9.59%	(36.80)%

Ratios to average net assets
Expenses	2.11%	2.09%	2.12%	2.20%	2.08%[f]
Net investment income	0.24%	0.09%	0.01%	0.64%	0.64%

Supplemental data
Net assets, end of year (000’s)	$22,650	$22,062	$23,693	$23,845	$24,772
Portfolio turnover rate	15.76%	17.99%	13.89%	10.95%	15.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 79

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
		Year Ended October 31,
Class R	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.85	$11.68	$10.55	$9.74	$16.61
Income from investment operations[a]:
Net investment income[b]	0.09	0.07	0.05	0.10	0.16
Net realized and unrealized gains (losses)	1.09	0.16	1.22	0.86	(5.84)
Total from investment operations	1.18	0.23	1.27	0.96	(5.68)
Less distributions from:
Net investment income	(0.09)	(0.06)	(0.14)	(0.15)	(0.22)
Net realized gains	—	—	—	—	(0.97)
Total distributions	(0.09)	(0.06)	(0.14)	(0.15)	(1.19)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$12.94	$11.85	$11.68	$10.55	$9.74

Total return[e]	10.07%	1.92%	12.16%	10.18%	(36.46)%

Ratios to average net assets
Expenses	1.61%	1.59%	1.62%	1.70%	1.58%[f]
Net investment income	0.74%	0.59%	0.51%	1.14%	1.14%

Supplemental data
Net assets, end of year (000’s)	$3,644	$3,638	$3,895	$3,707	$3,550
Portfolio turnover rate	15.76%	17.99%	13.89%	10.95%	15.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
fBenefit of expense reduction rounds to less than 0.01%.

80 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Large Cap Value Fund
		Year Ended October 31,
Advisor Class	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$11.93	$11.75	$10.60	$9.83	$16.76
Income from investment operations[a]:
Net investment income[b]	0.15	0.13	0.10	0.14	0.22
Net realized and unrealized gains (losses)	1.08	0.16	1.24	0.86	(5.88)
Total from investment operations	1.23	0.29	1.34	1.00	(5.66)
Less distributions from:
Net investment income	(0.15)	(0.11)	(0.19)	(0.23)	(0.30)
Net realized gains	—	—	—	—	(0.97)
Total distributions	(0.15)	(0.11)	(0.19)	(0.23)	(1.27)
Redemption fees[c]	—	—	—	—	—[d]
Net asset value, end of year	$13.01	$11.93	$11.75	$10.60	$9.83

Total return	10.53%	2.47%	12.78%	10.68%	(36.13)%

Ratios to average net assets
Expenses	1.11%	1.09%	1.12%	1.20%	1.08%[e]
Net investment income	1.24%	1.09%	1.01%	1.64%	1.64%

Supplemental data
Net assets, end of year (000’s)	$7,169	$6,028	$4,851	$3,896	$2,622
Portfolio turnover rate	15.76%	17.99%	13.89%	10.95%	15.88%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 81

Franklin Value Investors Trust

Statement of Investments, October 31, 2012

Franklin Large Cap Value Fund	Shares	Value
Common Stocks 97.0%
Automobiles & Components 2.6%
[a]BorgWarner Inc.	19,500	$1,283,490
Johnson Controls Inc.	81,000	2,085,750
		3,369,240
Banks 5.0%
Comerica Inc.	65,000	1,937,650
KeyCorp	266,000	2,239,720
U.S. Bancorp	71,000	2,357,910
		6,535,280
Capital Goods 14.0%
3M Co.	26,500	2,321,400
Dover Corp.	34,500	2,008,590
Eaton Corp.	59,500	2,809,590
General Dynamics Corp.	28,000	1,906,240
General Electric Co.	103,500	2,179,710
Illinois Tool Works Inc.	28,000	1,717,240
Parker Hannifin Corp.	27,000	2,123,820
Rockwell Automation Inc.	15,000	1,065,900
United Technologies Corp.	26,500	2,071,240
		18,203,730
Consumer Durables & Apparel 1.3%
NIKE Inc., B	18,700	1,708,806
Consumer Services 0.9%
McDonald’s Corp.	13,000	1,128,400
Diversified Financials 6.6%
Bank of America Corp.	136,000	1,267,520
Citigroup Inc.	85,000	3,178,150
Northern Trust Corp.	27,000	1,290,060
State Street Corp.	65,000	2,897,050
		8,632,780
Energy 17.3%
Apache Corp.	25,000	2,068,750
Baker Hughes Inc.	57,200	2,400,684
Chevron Corp.	20,000	2,204,200
ConocoPhillips	38,500	2,227,225
Devon Energy Corp.	37,000	2,153,770
Ensco PLC, A	44,500	2,572,990
Exxon Mobil Corp.	31,000	2,826,270
Noble Corp.	54,500	2,056,830
Occidental Petroleum Corp.	26,500	2,092,440
Phillips 66	19,250	907,830
Valero Energy Corp.	35,000	1,018,500
		22,529,489
Food & Staples Retailing 1.0%
Wal-Mart Stores Inc.	17,900	1,342,858

82 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Large Cap Value Fund	Shares	Value
Common Stocks (continued)
Food, Beverage & Tobacco 2.1%
Archer-Daniels-Midland Co.	65,000	$1,744,600
Bunge Ltd.	14,000	994,140
		2,738,740
Health Care Equipment & Services 2.4%
Becton Dickinson and Co.	29,000	2,194,720
Covidien PLC	17,500	961,625
		3,156,345
Household & Personal Products 1.2%
The Procter & Gamble Co.	23,000	1,592,520
Insurance 12.4%
Aflac Inc.	57,000	2,837,460
The Allstate Corp.	75,000	2,998,500
[a]Berkshire Hathaway Inc., A	8	1,036,040
The Chubb Corp.	25,000	1,924,500
MetLife Inc.	85,000	3,016,650
Prudential Financial Inc.	55,500	3,166,275
The Travelers Cos. Inc.	17,000	1,205,980
		16,185,405
Materials 5.9%
Air Products and Chemicals Inc.	13,900	1,077,667
Alcoa Inc.	263,600	2,259,052
Nucor Corp.	78,000	3,130,140
Praxair Inc.	12,000	1,274,520
		7,741,379
Pharmaceuticals, Biotechnology & Life Sciences 11.3%
Abbott Laboratories	25,500	1,670,760
[a]Gilead Sciences Inc.	30,500	2,048,380
Johnson & Johnson	35,000	2,478,700
Merck & Co. Inc.	70,500	3,216,915
Pfizer Inc.	95,000	2,362,650
Teva Pharmaceutical Industries Ltd., ADR (Israel)	46,500	1,879,530
[a]Watson Pharmaceuticals Inc.	13,000	1,117,350
		14,774,285
Retailing 3.7%
The Home Depot Inc.	38,500	2,363,130
Nordstrom Inc.	39,000	2,214,030
[a]Office Depot Inc.	84,500	209,560
		4,786,720
Semiconductors & Semiconductor Equipment 0.8%
Microchip Technology Inc.	31,500	987,525
Software & Services 3.9%
International Business Machines Corp.	15,000	2,917,950
Microsoft Corp.	77,000	2,197,195
		5,115,145

		Annual Report | 83

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Large Cap Value Fund	Shares	Value
Technology Hardware & Equipment 3.4%
Corning Inc.	155,000	$1,821,250
TE Connectivity Ltd.	8,600	276,748
Xerox Corp.	370,000	2,382,800
		4,480,798
Transportation 1.2%
Norfolk Southern Corp.	25,000	1,533,750
Total Common Stocks (Cost $111,210,831)		126,543,195
Short Term Investments (Cost $4,459,415) 3.4%
Money Market Funds 3.4%
[a,b]Institutional Fiduciary Trust Money Market Portfolio	4,459,415	4,459,415
Total Investments (Cost $115,670,246) 100.4%		131,002,610
Other Assets, less Liabilities (0.4)%		(526,176)
Net Assets 100.0%		$130,476,434

See Abbreviations on page 135.
[a]Non-income producing.
[b]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

84 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights

Franklin MicroCap Value Fund
		Year Ended October 31,
Class A	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.38	$29.34	$25.84	$25.09	$44.02
Income from investment operations[a]:
Net investment income[b]	0.30 [c]	0.04	0.05	0.18	0.38
Net realized and unrealized gains (losses)	3.77	4.07	3.60	2.87	(13.69)
Total from investment operations	4.07	4.11	3.65	3.05	(13.31)
Less distributions from:
Net investment income	(0.02)	(0.09)	(0.15)	(0.41)	(0.41)
Net realized gains	(3.83)	(0.98)	—	(1.89)	(5.21)
Total distributions	(3.85)	(1.07)	(0.15)	(2.30)	(5.62)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$32.60	$32.38	$29.34	$25.84	$25.09

Total return[f]	14.70%	14.16%	14.19%	15.07%	(33.44)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.16%	1.16%	1.18%	1.18%	1.11%
Expenses net of waiver and payments by affiliates	1.16%	1.16%	1.17%	1.17%[g]	1.11%[g]
Net investment income	1.01%[c]	0.12%	0.17%	0.79%	1.16%

Supplemental data
Net assets, end of year (000’s)	$202,636	$214,646	$217,735	$232,075	$238,025
Portfolio turnover rate	5.03%	9.46%	8.34%	10.97%	11.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.25%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 85

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MicroCap Value Fund
		Year Ended October 31,
Advisor Class	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$32.41	$29.37	$25.85	$25.14	$44.14
Income from investment operations[a]:
Net investment income[b]	0.39 [c]	0.12	0.11	0.22	0.42
Net realized and unrealized gains (losses)	3.74	4.07	3.62	2.87	(13.68)
Total from investment operations	4.13	4.19	3.73	3.09	(13.26)
Less distributions from:
Net investment income	(0.10)	(0.17)	(0.21)	(0.49)	(0.53)
Net realized gains	(3.83)	(0.98)	—	(1.89)	(5.21)
Total distributions	(3.93)	(1.15)	(0.21)	(2.38)	(5.74)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$32.61	$32.41	$29.37	$25.85	$25.14

Total return	14.97%	14.44%	14.50%	15.33%	(33.29)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	0.92%	0.91%	0.94%	0.94%	0.87%
Expenses net of waiver and payments by affiliates	0.92%	0.91%	0.93%	0.93%[f]	0.87%[f]
Net investment income	1.25%[c]	0.37%	0.41%	1.03%	1.40%

Supplemental data
Net assets, end of year (000’s)	$165,296	$133,697	$129,806	$84,298	$61,489
Portfolio turnover rate	5.03%	9.46%	8.34%	10.97%	11.84%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.23 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.49%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fBenefit of expense reduction rounds to less than 0.01%.

86 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012

Franklin MicroCap Value Fund	Shares	Value
Common Stocks 90.7%
Automobiles & Components 0.9%
Spartan Motors Inc.	683,800	$3,213,859
Banks 6.9%
Bar Harbor Bankshares	156,768	5,552,723
[a] Citizens Community Bancorp Inc.	143,700	798,972
First Defiance Financial Corp.	234,000	4,141,800
LCNB Corp.	48,700	668,651
Midsouth Bancorp Inc.	225,000	3,487,500
Northeast Bancorp	437,000	4,164,610
Penseco Financial Services Corp.	23,239	885,058
Southern Missouri Bancorp Inc.	70,000	1,697,500
[a] WSB Holdings Inc.	192,460	1,097,022
WSFS Financial Corp.	65,919	2,791,999
		25,285,835
Capital Goods 18.2%
Alamo Group Inc.	220,000	7,370,000
Burnham Holdings Inc., A	219,000	3,175,500
CIRCOR International Inc.	74,000	2,552,260
[a] Ducommun Inc.	243,000	3,314,520
Espey Manufacturing & Electronics Corp.	75,275	2,067,051
[a] Gibraltar Industries Inc.	345,000	4,298,700
Griffon Corp.	120,000	1,218,000
[b] Hardinge Inc.	1,050,000	10,899,000
[a,b] Hurco Cos. Inc.	379,000	8,709,420
Insteel Industries Inc.	119,723	1,388,787
[a] Lydall Inc.	460,000	5,938,600
Miller Industries Inc.	355,000	5,449,250
[a] Northwest Pipe Co.	185,500	4,262,790
[a,c] Smith Investment Co. LLC	44,600	133,577
[a] Sparton Corp.	470,000	6,335,600
		67,113,055
Commercial & Professional Services 5.5%
[a] A. T. Cross Co., A	588,800	5,575,936
Ecology and Environment Inc., A	144,000	1,766,880
Healthcare Services Group Inc.	468,000	11,185,200
Kelly Services Inc., A	60,100	798,729
Kimball International Inc., B	73,000	871,620
		20,198,365
Consumer Durables & Apparel 6.4%
Bassett Furniture Industries Inc.	144,000	1,651,680
Callaway Golf Co.	150,000	819,000
[a,b] Cobra Electronics Corp.	455,000	2,220,400
[a,b] Delta Apparel Inc.	743,700	11,259,618
[a] The Dixie Group Inc.	530,000	2,098,800
Flexsteel Industries Inc.	181,794	3,659,513
[a] P & F Industries Inc., A	89,700	529,230

Annual Report | 87

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin MicroCap Value Fund	Shares	Value
Common Stocks (continued)
Consumer Durables & Apparel (continued)
[a] Rocky Brands Inc.	37,000	$444,370
[a] Tandy Brands Accessories Inc.	350,000	528,500
[a] Unifi Inc.	25,934	363,854
		23,574,965
Consumer Services 1.1%
Frisch’s Restaurants Inc.	220,000	3,933,600
Diversified Financials 1.9%
KCAP Financial Inc.	753,916	6,838,018
Energy 5.1%
[a] Natural Gas Services Group Inc.	250,000	3,965,000
[a] PHI Inc.	17,600	527,120
[a] PHI Inc., non-voting	458,000	14,330,820
		18,822,940
Food & Staples Retailing 2.6%
Village Super Market Inc., A	259,000	9,497,530
Food, Beverage & Tobacco 11.9%
Griffin Land & Nurseries Inc.	130,300	3,381,285
[a] John B. Sanfilippo & Son Inc.	339,000	5,701,980
[a,b] Omega Protein Corp.	1,250,000	8,162,500
[a] Seneca Foods Corp., A	553,500	15,821,798
[a] Seneca Foods Corp., B	121,500	3,462,750
[a] Smithfield Foods Inc.	362,000	7,410,140
		43,940,453
Insurance 7.0%
[a,b] ACMAT Corp., A	353,500	6,893,250
Baldwin & Lyons Inc., B	276,265	6,727,053
[a] Global Indemnity PLC, A	108,584	2,408,393
[a] Hallmark Financial Services Inc.	120,000	915,600
Presidential Life Corp.	500,000	6,990,000
Safety Insurance Group Inc.	39,000	1,807,650
		25,741,946
Materials 7.2%
[a,b] American Pacific Corp.	604,455	7,990,895
[d] Central Steel and Wire Co.	6,905	4,747,187
[a,b] Continental Materials Corp.	129,700	1,584,286
[a] Mercer International Inc. (Germany)	303,030	2,118,180
The Monarch Cement Co.	56,244	1,293,612
[a] RTI International Metals Inc.	173,300	3,949,507
[a] Universal Stainless & Alloy Products Inc.	145,000	4,988,000
		26,671,667
Real Estate 1.2%
[a,c] Allen Organ Co. (LandCo. Holdings)	94,800	341,280
Arbor Realty Trust Inc.	300,000	1,650,000

88 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin MicroCap Value Fund	Shares	Value
Common Stocks (continued)
Real Estate (continued)
[a] Bresler & Reiner Inc.	205,000	$51,250
[a,b] Origen Financial Inc.	1,900,000	2,565,000
		4,607,530
Retailing 7.2%
[a,b] ALCO Stores Inc.	203,000	2,013,760
Brown Shoe Co. Inc.	314,000	4,954,920
[a] Casual Male Retail Group Inc.	200,000	772,000
[a] The Coast Distribution System Inc.	38,500	75,845
Fred’s, Inc.	420,000	5,691,000
Haverty Furniture Cos. Inc.	460,312	6,909,283
Shoe Carnival Inc.	254,000	5,938,520
		26,355,328
Telecommunication Services 1.2%
Atlantic Tele-Network Inc.	66,000	2,735,040
North State Telecommunications Corp., B	21,757	1,591,525
		4,326,565
Transportation 6.4%
International Shipholding Corp.	359,000	6,002,480
[b] P.A.M. Transportation Services Inc.	535,000	5,323,250
Providence and Worcester Railroad Co.	205,000	2,972,500
[a] SAIA Inc.	306,415	6,924,979
[a,b] USA Truck Inc.	770,000	2,194,500
		23,417,709
Total Common Stocks (Cost $230,743,098)		333,539,365
Short Term Investments (Cost $35,408,000) 9.6%
Money Market Funds 9.6%
[a,e] Institutional Fiduciary Trust Money Market Portfolio	35,408,000	35,408,000
Total Investments (Cost $266,151,098) 100.3%		368,947,365
Other Assets, less Liabilities (0.3)%		(1,015,796)
Net Assets 100.0%		$367,931,569

aNon-income producing.
bSee Note 9 regarding holdings of 5% voting securities.
cSee Note 8 regarding restricted securities.
dAt October 31, 2012, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading this security for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Annual Report | The accompanying notes are an integral part of these financial statements. | 89

Franklin Value Investors Trust

Financial Highlights

Franklin MidCap Value Fund
		Year Ended October 31,
Class A	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.39	$10.31	$8.35	$7.31	$11.92
Income from investment operations[a]:
Net investment income[b]	0.08	0.05	0.06	0.02 [c]	0.02
Net realized and unrealized gains (losses)	0.96	0.08	1.94	1.07	(4.36)
Total from investment operations	1.04	0.13	2.00	1.09	(4.34)
Less distributions from:
Net investment income	(0.05)	(0.05)	(0.04)	(0.05)	(0.12)
Net realized gains	—	—	—	—	(0.15)
Total distributions	(0.05)	(0.05)	(0.04)	(0.05)	(0.27)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$11.38	$10.39	$10.31	$8.35	$7.31

Total return[f]	10.04%	1.26%	24.08%	15.03%	(37.14)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.70%	1.70%	1.77%	1.88%	1.78%
Expenses net of waiver and payments by affiliates	1.35%	1.35%	1.35%	1.36%	1.40%[g]
Net investment income	0.78%	0.50%	0.62%	0.33%[c]	0.15%

Supplemental data
Net assets, end of year (000’s)	$64,265	$62,226	$55,445	$41,642	$39,626
Portfolio turnover rate	22.29%	18.61%	20.67%	14.56%	26.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.16%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

90 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MidCap Value Fund
		Year Ended October 31,
Class C	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.25	$10.20	$8.27	$7.24	$11.81
Income from investment operations[a]:
Net investment income (loss)[b]	0.01	(0.02)	(0.01)	(0.02)[c]	(0.05)
Net realized and unrealized gains (losses)	0.95	0.07	1.94	1.05	(4.31)
Total from investment operations	0.96	0.05	1.93	1.03	(4.36)
Less distributions from:
Net investment income	—	(—)[d]	(—)[d]	—	(0.06)
Net realized gains	—	—	—	—	(0.15)
Total distributions	—	(—)[d]	(—)[d]	—	(0.21)
Redemption fees[e]	—	—	—	—	—[d]
Net asset value, end of year	$11.21	$10.25	$10.20	$8.27	$7.24

Total return[f]	9.37%	0.50%	23.36%	14.23%	(37.54)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	2.39%	2.40%	2.46%	2.56%	2.41%
Expenses net of waiver and payments by affiliates	2.04%	2.05%	2.04%	2.04%	2.03%[g]
Net investment income (loss)	0.09%	(0.20)%	(0.07)%	(0.35)%[c]	(0.48)%

Supplemental data
Net assets, end of year (000’s)	$12,175	$12,696	$12,156	$8,598	$7,974
Portfolio turnover rate	22.29%	18.61%	20.67%	14.56%	26.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.48%.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 91

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MidCap Value Fund
		Year Ended October 31,
Class R	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.36	$10.28	$8.33	$7.30	$11.87
Income from investment operations[a]:
Net investment income[b]	0.06	0.03	0.04	0.01 [c]	—[d]
Net realized and unrealized gains (losses)	0.95	0.08	1.95	1.06	(4.34)
Total from investment operations	1.01	0.11	1.99	1.07	(4.34)
Less distributions from:
Net investment income	(0.02)	(0.03)	(0.04)	(0.04)	(0.08)
Net realized gains	—	—	—	—	(0.15)
Total distributions	(0.02)	(0.03)	(0.04)	(0.04)	(0.23)
Redemption fees[e]	—	—	—	—	—[d]
Net asset value, end of year	$11.35	$10.36	$10.28	$8.33	$7.30

Total return[f]	9.77%	1.05%	23.95%	14.77%	(37.23)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.90%	1.90%	1.97%	2.07%	1.93%
Expenses net of waiver and payments by affiliates	1.55%	1.55%	1.55%	1.55%	1.55%[g]
Net investment income	0.58%	0.30%	0.42%	0.14%[c]	—%[h]

Supplemental data
Net assets, end of year (000’s)	$485	$507	$564	$440	$339
Portfolio turnover rate	22.29%	18.61%	20.67%	14.56%	26.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.97%.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.
hRounds to less than 0.01%.

92 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin MidCap Value Fund
		Year Ended October 31,
Advisor Class	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$10.45	$10.36	$8.38	$7.35	$11.99
Income from investment operations[a]:
Net investment income[b]	0.12	0.09	0.09	0.04 [c]	0.05
Net realized and unrealized gains (losses)	0.95	0.08	1.95	1.07	(4.38)
Total from investment operations	1.07	0.17	2.04	1.11	(4.33)
Less distributions from:
Net investment income	(0.08)	(0.08)	(0.06)	(0.08)	(0.16)
Net realized gains	—	—	—	—	(0.15)
Total distributions	(0.08)	(0.08)	(0.06)	(0.08)	(0.31)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$11.44	$10.45	$10.36	$8.38	$7.35

Total return	10.35%	1.59%	24.50%	15.43%	(36.97)%

Ratios to average net assets
Expenses before waiver and payments by affiliates	1.40%	1.40%	1.47%	1.57%	1.43%
Expenses net of waiver and payments by affiliates	1.05%	1.05%	1.05%	1.05%	1.05%[f]
Net investment income	1.08%	0.80%	0.92%	0.64%[c]	0.50%

Supplemental data
Net assets, end of year (000’s)	$2,507	$2,052	$1,548	$1,198	$767
Portfolio turnover rate	22.29%	18.61%	20.67%	14.56%	26.66%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $(0.06) per share of a return of capital adjustment to a previously recorded special dividend received by the Fund.
Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.47%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 93

Franklin Value Investors Trust

Statement of Investments, October 31, 2012

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests 96.9%
Automobiles & Components 6.0%
Autoliv Inc.	23,800	$1,370,880
[a]BorgWarner Inc.	9,300	612,126
Gentex Corp.	79,000	1,360,380
Harley-Davidson Inc.	30,900	1,444,884
		4,788,270
Banks 5.7%
Comerica Inc.	40,000	1,192,400
Hudson City Bancorp Inc.	127,000	1,077,595
KeyCorp	146,500	1,233,530
PNC Financial Services Group Inc.	16,927	984,982
		4,488,507
Capital Goods 17.9%
[a]Babcock & Wilcox Co.	71,900	1,852,863
Carlisle Cos. Inc.	20,800	1,155,440
Dover Corp.	17,400	1,013,028
Eaton Corp.	18,200	859,404
Exelis Inc.	59,400	656,964
[a]Fortune Brands Home & Security Inc.	32,000	910,080
Gardner Denver Inc.	22,000	1,525,260
ITT Corp.	29,700	617,760
L-3 Communications Holdings Inc.	13,500	996,300
[a]Owens Corning Inc.	41,300	1,387,267
Pentair Ltd.	14,500	612,480
Rockwell Automation Inc.	8,600	611,116
W.W. Grainger Inc.	2,800	563,948
Xylem Inc.	58,300	1,414,358
		14,176,268
Commercial & Professional Services 0.4%
Robert Half International Inc.	12,900	346,881
Consumer Durables & Apparel 1.3%
Hasbro Inc.	29,400	1,058,106
Consumer Services 1.5%
Hillenbrand Inc.	57,500	1,177,025
Diversified Financials 4.2%
KKR & Co., LP (Units)	109,200	1,643,460
Northern Trust Corp.	36,100	1,724,858
		3,368,318
Energy 10.4%
Ensco PLC, A	27,396	1,584,037
Noble Corp.	33,400	1,260,516
Peabody Energy Corp.	37,600	1,049,040
[a]Rowan Cos. PLC	44,200	1,401,582
Teekay Corp. (Canada)	2,600	79,586
Tidewater Inc.	25,900	1,230,509

94 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Energy (continued)
[a]Unit Corp.	20,000	$807,000
Valero Energy Corp.	29,000	843,900
		8,256,170
Food, Beverage & Tobacco 3.2%
Beam Inc.	20,100	1,116,756
Bunge Ltd.	12,094	858,795
Ingredion Inc.	8,000	491,680
McCormick & Co. Inc.	1,200	73,944
		2,541,175
Health Care Equipment & Services 3.8%
Hill-Rom Holdings Inc.	45,100	1,266,859
[a]Laboratory Corp. of America Holdings	14,800	1,254,004
[a]LifePoint Hospitals Inc.	13,900	491,226
		3,012,089
Insurance 10.1%
The Allstate Corp.	36,800	1,471,264
Arthur J. Gallagher & Co.	45,400	1,608,976
[a]Genworth Financial Inc., A	83,300	496,468
Marsh & McLennan Cos. Inc.	36,000	1,225,080
Old Republic International Corp.	22,175	219,089
The Progressive Corp.	57,600	1,284,480
W. R. Berkley Corp.	44,100	1,715,049
		8,020,406
Materials 7.0%
Albemarle Corp.	11,000	606,210
Alcoa Inc.	77,000	659,890
Bemis Co. Inc.	13,200	436,260
Celanese Corp., A	29,900	1,135,901
MeadWestvaco Corp.	45,900	1,362,771
Nucor Corp.	10,800	433,404
Sigma-Aldrich Corp.	13,600	953,904
		5,588,340
Media 1.9%
Time Warner Cable Inc.	14,800	1,466,828
Pharmaceuticals, Biotechnology & Life Sciences 3.5%
[a]Endo Health Solutions Inc.	42,900	1,229,514
[a]Watson Pharmaceuticals Inc.	18,200	1,564,290
		2,793,804
Retailing 4.8%
Family Dollar Stores Inc.	11,200	738,752
[b]GameStop Corp., A	67,100	1,532,564
Nordstrom Inc.	27,500	1,561,175
		3,832,491

Annual Report | 95

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin MidCap Value Fund	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)
Semiconductors & Semiconductor Equipment 1.7%
Microchip Technology Inc.	42,400	$1,329,240
Software & Services 3.3%
SAIC Inc.	103,300	1,135,267
Total System Services Inc.	65,300	1,468,597
		2,603,864
Technology Hardware & Equipment 1.6%
Xerox Corp.	193,500	1,246,140
Transportation 1.5%
J.B. Hunt Transport Services Inc.	20,800	1,220,960
Utilities 7.1%
DTE Energy Co.	20,300	1,260,630
Northeast Utilities	33,600	1,320,480
NV Energy Inc.	80,100	1,522,701
Sempra Energy	21,800	1,520,550
		5,624,361
Total Common Stocks and Other Equity Interests (Cost $69,254,839)		76,939,243
Short Term Investments 5.4%
Money Market Funds (Cost $2,705,338) 3.4%
[a,c]Institutional Fiduciary Trust Money Market Portfolio	2,705,338	2,705,338

Franklin MidCap Value Fund	Principal Amount	Value
[d]Investments from Cash Collateral Received for Loaned Securities 2.0%
[e]Repurchase Agreements 2.0%
BNP Paribas Securities Corp., 0.28%, 11/01/12 (Maturity Value $577,138)
Collateralized by [f]U.S. Treasury Bills, 11/01/12 - 9/19/13; U.S. Treasury Bonds,
2.75% - 11.25%, 2/15/15 - 8/15/42; U.S. Treasury Notes, 0.25% - 4.875%,
11/15/12 - 8/15/21; and U.S Treasury Strips, 11/15/12 - 8/15/42 (valued at $588,677)	$577,134	577,134
Deutsche Bank Securities Inc., 0.32%, 11/01/12 (Maturity Value $1,000,009)
Collateralized by U.S. Government Agency Securities, 0.226% - 6.00%, 4/27/15 - 4/18/36;
and U.S. Government Agency Strips, 1/15/18 (valued at $1,020,001)	1,000,000	1,000,000
Total Repurchase Agreements (Cost $1,577,134)		1,577,134
Total Investments (Cost $73,537,311) 102.3%		81,221,715
Other Assets, less Liabilities (2.3)%		(1,789,527)
Net Assets 100.0%		$79,432,188

[a]Non-income producing.
[b]A portion or all of the security is on loan at October 31, 2012. See Note 1(d).
[c]See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
[d]See Note 1(d) regarding securities on loan.
[e]See Note 1(c) regarding repurchase agreements.
[f]The security is traded on a discount basis with no stated coupon rate.

96 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights

Franklin Small Cap Value Fund
		Year Ended October 31,
Class A	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$42.25	$39.69	$33.01	$28.58	$45.94
Income from investment operations[a]:
Net investment income[b]	0.34 [c]	0.18	0.11	0.19	0.34
Net realized and unrealized gains (losses)	4.47	2.50	6.73	4.53	(15.72)
Total from investment operations	4.81	2.68	6.84	4.72	(15.38)
Less distributions from:
Net investment income	(0.17)	(0.12)	(0.16)	(0.29)	(0.35)
Net realized gains	(1.77)	—	—	—	(1.63)
Total distributions	(1.94)	(0.12)	(0.16)	(0.29)	(1.98)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$45.12	$42.25	$39.69	$33.01	$28.58

Total return[f]	12.08%	6.73%	20.77%	16.86%	(34.67)%

Ratios to average net assets
Expenses	1.26%	1.21%	1.27%	1.37%[g]	1.26%[g]
Net investment income	0.79%[c]	0.41%	0.29%	0.68%	0.87%

Supplemental data
Net assets, end of year (000’s)	$856,541	$829,710	$788,992	$644,675	$543,933
Portfolio turnover rate	5.18%	14.24%	8.69%	2.58%	18.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.48%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 97

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
		Year Ended October 31,
Class B	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$40.25	$37.97	$31.66	$27.30	$43.90
Income from investment operations[a]:
Net investment income (loss)[b]	0.07 [c]	(0.11)	(0.14)	(—)[d]	0.06
Net realized and unrealized gains (losses)	4.22	2.39	6.45	4.36	(15.03)
Total from investment operations	4.29	2.28	6.31	4.36	(14.97)
Less distributions from net realized gains	(1.77)	—	—	—	(1.63)
Redemption fees[e]	—	—	—	—	—[d]
Net asset value, end of year	$42.77	$40.25	$37.97	$31.66	$27.30

Total return[f]	11.30%	6.00%	19.93%	15.97%	(35.16)%

Ratios to average net assets
Expenses	1.95%	1.91%	1.96%	2.10%[g]	1.98%[g]
Net investment income (loss)	0.10%[c]	(0.29)%	(0.40)%	(0.05)%	0.15%

Supplemental data
Net assets, end of year (000’s)	$1,915	$8,156	$17,374	$28,957	$35,080
Portfolio turnover rate	5.18%	14.24%	8.69%	2.58%	18.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.
dAmount rounds to less than $0.01 per share.
eEffective September 1, 2008, the redemption fee was eliminated.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

98 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
		Year Ended October 31,
Class C	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$39.66	$37.42	$31.20	$26.94	$43.37
Income from investment operations[a]:
Net investment income (loss)[b]	0.04 [c]	(0.12)	(0.14)	(0.01)	0.06
Net realized and unrealized gains (losses)	4.19	2.36	6.36	4.30	(14.83)
Total from investment operations	4.23	2.24	6.22	4.29	(14.77)
Less distributions from:
Net investment income	—	—	—	(0.03)	(0.03)
Net realized gains	(1.77)	—	—	—	(1.63)
Total distributions	(1.77)	—	—	(0.03)	(1.66)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$42.12	$39.66	$37.42	$31.20	$26.94

Total return[f]	11.29%	5.99%	19.94%	15.98%	(35.14)%

Ratios to average net assets
Expenses	1.95%	1.91%	1.97%	2.10%[g]	1.97%[g]
Net investment income (loss)	0.10%[c]	(0.29)%	(0.41)%	(0.05)%	0.16%

Supplemental data
Net assets, end of year (000’s)	$183,986	$189,321	$192,880	$159,441	$146,824
Portfolio turnover rate	5.18%	14.24%	8.69%	2.58%	18.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been (0.21)%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 99

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
		Year Ended October 31,
Class R	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$41.88	$39.35	$32.75	$28.37	$45.66
Income from investment operations[a]:
Net investment income[b]	0.26 [c]	0.09	0.03	0.12	0.25
Net realized and unrealized gains (losses)	4.42	2.48	6.67	4.51	(15.62)
Total from investment operations	4.68	2.57	6.70	4.63	(15.37)
Less distributions from:
Net investment income	(0.08)	(0.04)	(0.10)	(0.25)	(0.29)
Net realized gains	(1.77)	—	—	—	(1.63)
Total distributions	(1.85)	(0.04)	(0.10)	(0.25)	(1.92)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$44.71	$41.88	$39.35	$32.75	$28.37

Total return[f]	11.85%	6.53%	20.51%	16.60%	(34.84)%

Ratios to average net assets
Expenses	1.46%	1.41%	1.47%	1.60%[g]	1.48%[g]
Net investment income	0.59%[c]	0.21%	0.09%	0.45%	0.65%

Supplemental data
Net assets, end of year (000’s)	$220,539	$221,524	$216,788	$172,652	$107,475
Portfolio turnover rate	5.18%	14.24%	8.69%	2.58%	18.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.28%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.
gBenefit of expense reduction rounds to less than 0.01%.

100 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Highlights (continued)

Franklin Small Cap Value Fund
		Year Ended October 31,
Advisor Class	2012	2011	2010	2009	2008
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$43.53	$40.87	$33.96	$29.44	$47.26
Income from investment operations[a]:
Net investment income[b]	0.48 [c]	0.32	0.22	0.27	0.46
Net realized and unrealized gains (losses)	4.60	2.57	6.93	4.64	(16.17)
Total from investment operations	5.08	2.89	7.15	4.91	(15.71)
Less distributions from:
Net investment income	(0.30)	(0.23)	(0.24)	(0.39)	(0.48)
Net realized gains	(1.77)	—	—	—	(1.63)
Total distributions	(2.07)	(0.23)	(0.24)	(0.39)	(2.11)
Redemption fees[d]	—	—	—	—	—[e]
Net asset value, end of year	$46.54	$43.53	$40.87	$33.96	$29.44

Total return	12.42%	7.05%	21.15%	17.13%	(34.48)%

Ratios to average net assets
Expenses	0.96%	0.91%	0.97%	1.10%[f]	0.98%[f]
Net investment income	1.09%[c]	0.71%	0.59%	0.95%	1.15%

Supplemental data
Net assets, end of year (000’s)	$419,840	$359,034	$311,581	$207,391	$76,269
Portfolio turnover rate	5.18%	14.24%	8.69%	2.58%	18.90%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cNet investment income per share includes approximately $0.14 per share received in the form of special dividends. Excluding these amounts, the ratio of net investment income to average net assets would have been 0.78%.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fBenefit of expense reduction rounds to less than 0.01%.

Annual Report | The accompanying notes are an integral part of these financial statements. | 101

Franklin Value Investors Trust

Statement of Investments, October 31, 2012

Franklin Small Cap Value Fund	Shares	Value
Common Stocks 96.9%
Aerospace & Defense 1.2%
AAR Corp.	1,305,000	$19,692,450
Automobiles & Components 6.0%
Autoliv Inc.	430,000	24,768,000
[a]Drew Industries Inc.	319,000	10,102,731
Gentex Corp.	1,105,000	19,028,100
Thor Industries Inc.	1,066,000	40,539,980
[a]Winnebago Industries Inc.	560,000	7,056,000
		101,494,811
Banks 2.1%
Chemical Financial Corp.	469,355	11,039,229
Oriental Financial Group Inc.	755,000	8,893,900
Peoples Bancorp Inc.	183,500	3,908,550
TrustCo Bank Corp. NY	2,188,000	12,209,040
		36,050,719
Building Products 5.9%
A.O. Smith Corp.	162,000	9,844,740
[a]American Woodmark Corp.	474,100	10,904,300
Apogee Enterprises Inc.	908,000	18,495,960
[a]Gibraltar Industries Inc.	1,102,600	13,738,396
Simpson Manufacturing Co. Inc.	567,000	17,270,820
Universal Forest Products Inc.	736,000	28,336,000
		98,590,216
Commercial & Professional Services 3.0%
ABM Industries Inc.	477,600	9,074,400
Insperity Inc.	383,200	10,005,352
McGrath RentCorp	297,900	7,822,854
Mine Safety Appliances Co.	423,200	16,335,520
Schawk Inc.	545,100	6,721,083
		49,959,209
Construction & Engineering 2.5%
EMCOR Group Inc.	398,000	12,799,680
Granite Construction Inc.	972,000	29,364,120
		42,163,800
Consumer Durables & Apparel 5.1%
Brunswick Corp.	635,000	14,979,650
Ethan Allen Interiors Inc.	221,400	6,511,374
[b]Hooker Furniture Corp.	582,900	7,950,756
[a]La-Z-Boy Inc.	1,397,900	22,673,938
M.D.C. Holdings Inc.	276,300	10,565,712
[a]M/I Homes Inc.	577,900	12,858,275
[a]Maidenform Brands Inc.	535,000	10,009,850
		85,549,555

102 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Small Cap Value Fund	Shares	Value
Common Stocks (continued)
Consumer Services 2.0%
Hillenbrand Inc.	691,000	$14,144,770
Regis Corp.	1,184,000	19,725,440
		33,870,210
Electrical Equipment 2.9%
Brady Corp., A	583,500	17,948,460
[a]EnerSys	30,600	1,055,088
Franklin Electric Co. Inc.	256,300	14,850,022
[a]General Cable Corp.	132,400	3,777,372
[a]Powell Industries Inc.	274,000	10,899,720
		48,530,662
Energy 11.3%
[a]Atwood Oceanics Inc.	522,000	24,951,600
Bristow Group Inc.	618,800	30,890,496
Energen Corp.	314,000	14,648,100
[a]Helix Energy Solutions Group Inc.	1,058,100	18,294,549
[a]Oil States International Inc.	335,000	24,488,500
[a]Rowan Cos. PLC	827,000	26,224,170
Teekay Corp. (Canada)	295,800	9,054,438
Tidewater Inc.	523,000	24,847,730
[a]Unit Corp.	435,000	17,552,250
		190,951,833
Food, Beverage & Tobacco 0.7%
Lancaster Colony Corp.	170,000	12,372,600
Health Care Equipment & Services 3.5%
Hill-Rom Holdings Inc.	384,000	10,786,560
STERIS Corp.	452,400	16,109,964
Teleflex Inc.	297,000	20,181,150
West Pharmaceutical Services Inc.	205,200	11,054,124
		58,131,798
Industrial Conglomerates 1.5%
Carlisle Cos. Inc.	458,000	25,441,900
Insurance 10.5%
Arthur J. Gallagher & Co.	304,400	10,787,936
Aspen Insurance Holdings Ltd.	644,000	20,833,400
The Hanover Insurance Group Inc.	482,200	17,412,242
HCC Insurance Holdings Inc.	235,300	8,386,092
Montpelier Re Holdings Ltd.	810,000	18,524,700
Old Republic International Corp.	1,820,000	17,981,600
Protective Life Corp.	1,477,000	40,322,100
RLI Corp.	57,813	3,941,690
StanCorp Financial Group Inc.	521,000	17,896,350
Validus Holdings Ltd. (Bermuda)	566,111	20,266,774
		176,352,884

Annual Report | 103

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Small Cap Value Fund	Shares	Value
Common Stocks (continued)
Machinery 14.5%
[a]Astec Industries Inc.	495,000	$14,256,000
Briggs & Stratton Corp.	765,300	15,114,675
CIRCOR International Inc.	202,509	6,984,536
[a]EnPro Industries Inc.	508,000	18,572,480
Gardner Denver Inc.	300,300	20,819,799
Graco Inc.	302,100	14,518,926
Kaydon Corp.	501,000	11,202,360
Kennametal Inc.	530,000	18,772,600
Lincoln Electric Holdings Inc.	519,900	22,548,063
Mueller Industries Inc.	532,000	23,301,600
Nordson Corp.	165,000	9,739,950
Pentair Ltd.	276,526	11,680,458
Timken Co.	40,600	1,603,294
Trinity Industries Inc.	985,000	30,810,800
[a]Wabash National Corp.	1,743,000	10,998,330
Watts Water Technologies Inc., A	327,600	13,179,348
		244,103,219
Materials 7.9%
A. Schulman Inc.	583,000	14,959,780
AptarGroup Inc.	84,600	4,338,288
Cabot Corp.	420,000	15,019,200
Commercial Metals Co.	497,300	6,842,848
H.B. Fuller Co.	362,700	11,026,080
Reliance Steel & Aluminum Co.	566,500	30,783,610
RPM International Inc.	973,400	25,950,844
Sensient Technologies Corp.	254,000	9,240,520
Steel Dynamics Inc.	1,178,600	14,909,290
		133,070,460
Retailing 8.8%
Brown Shoe Co. Inc.	1,221,000	19,267,380
The Cato Corp., A	573,000	16,261,740
[a]Christopher & Banks Corp.	665,700	2,076,984
Fred’s, Inc.	381,800	5,173,390
[c]GameStop Corp., A	861,000	19,665,240
Group 1 Automotive Inc.	615,508	38,167,651
The Men’s Wearhouse Inc.	765,000	25,084,350
Pier 1 Imports Inc.	711,200	14,508,480
[a]West Marine Inc.	795,000	8,220,300
		148,425,515
Semiconductors & Semiconductor Equipment 0.5%
Cohu Inc.	910,000	8,008,000
Technology Hardware & Equipment 3.7%
[a]Benchmark Electronics Inc.	1,612,000	23,889,840
[a]Ingram Micro Inc., A	900,000	13,680,000
[a]Multi-Fineline Electronix Inc.	355,100	7,506,814
[a]Rofin-Sinar Technologies Inc.	915,000	16,662,150
		61,738,804
104 | Annual Report

Franklin Value Investors Trust

Statement of Investments, October 31, 2012 (continued)

Franklin Small Cap Value Fund	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 0.5%
Applied Industrial Technologies Inc.	227,200	$9,224,320
Transportation 2.1%
[a]Genesee & Wyoming Inc.	295,800	21,436,626
SkyWest Inc.	1,283,000	14,048,850
		35,485,476
Utilities 0.7%
NV Energy Inc.	640,000	12,166,400
Total Common Stocks (Cost $1,290,217,237)		1,631,374,841
Short Term Investments 4.6%
Money Market Funds (Cost $56,999,344) 3.4%
[a,d]Institutional Fiduciary Trust Money Market Portfolio	56,999,344	56,999,344

	Principal Amount
[e]Investments from Cash Collateral Received for Loaned Securities 1.2%
[f]Repurchase Agreements 1.2%
BNP Paribas Securities Corp., 0.29%, 11/01/12 (Maturity Value $4,806,338)
Collateralized by U.S. Government Agency Securities, 0.124% - 10.35%,
11/02/12 - 8/06/38; [g]U.S. Government Agency Discount Notes, 11/14/12 - 4/24/13;
and U.S. Government Agency Strips, 5/15/22 (valued at $4,902,426)	$4,806,299	4,806,299
Credit Suisse Securities (USA) LLC, 0.27%, 11/01/12 (Maturity Value $4,806,335)
Collateralized by U.S. Treasury Bonds, 0.75% - 2.375%, 1/15/25 - 2/15/42
(valued at $4,902,437)	4,806,299	4,806,299
Deutsche Bank Securities Inc., 0.32%, 11/01/12 (Maturity Value $4,806,342)
Collateralized by U.S. Government Agency Securities, 0.226% - 6.00%, 4/27/15 - 4/18/36;
and U.S. Government Agency Strips, 1/15/18 (valued at $4,902,430)	4,806,299	4,806,299
HSBC Securities (USA) Inc., 0.27%, 11/01/12 (Maturity Value $4,806,335)
Collateralized by U.S. Government Agency Securities, zero cpn. - 7.25%,
11/15/12 - 7/15/36; and U.S. Government Agency Strips, 1/15/13 - 4/15/30
(valued at $4,902,425)	4,806,299	4,806,299
Merrill Lynch, Pierce, Fenner & Smith Inc., 0.28%, 11/01/12 (Maturity Value $1,011,859)
Collateralized by [g]U.S. Treasury Bills, 1/10/13; U.S. Treasury Bonds, 2.00%, 1/15/26;
and U.S. Treasury Notes, 0.125% - 2.625%, 6/15/13 - 8/15/20
(valued at $1,032,090)	1,011,851	1,011,851
Total Repurchase Agreements (Cost $20,237,047)		20,237,047
Total Investments (Cost $1,367,453,628) 101.5%		1,708,611,232
Other Assets, less Liabilities (1.5)%		(25,791,611)
Net Assets 100.0%		$1,682,819,621

aNon-income producing.
bSee Note 9 regarding holdings of 5% voting securities.
cA portion or all of the security is on loan at October 31, 2012. See Note 1(d).
dSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.
eSee Note 1(d) regarding securities on loan.
fSee Note 1(c) regarding repurchase agreements.
gThe security is traded on a discount basis with no stated coupon rate.

Annual Report | The accompanying notes are an integral part of these financial statements. | 105

Franklin Value Investors Trust

Financial Statements

Statements of Assets and Liabilities
October 31, 2012

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$20,600,370	$868,042,264	$111,210,831
Cost - Non-controlled affiliated issuers (Note 9)	—	42,346,835	—
Cost - Sweep Money Fund (Note 7)	1,297,862	88,135,444	4,459,415
Total cost of investments	$21,898,232	$998,524,543	$115,670,246
Value - Unaffiliated issuers	$24,000,645	$1,217,058,585	$126,543,195
Value - Non-controlled affiliated issuers (Note 9)	—	35,241,250	—
Value - Sweep Money Fund (Note 7)	1,297,862	88,135,444	4,459,415
Total value of investments	25,298,507	1,340,435,279	131,002,610
Receivables:
Investment securities sold	—	1,182,981	—
Capital shares sold	39,505	5,616,652	239,750
Dividends	11,145	470,713	139,907
Other assets	2	167	13
Total assets	25,349,159	1,347,705,792	131,382,280
Liabilities:
Payables:
Investment securities purchased	9,409	117,256	—
Capital shares redeemed	206,274	63,371,361	690,866
Affiliates	27,297	963,867	145,450
Professional fees	22,987	48,208	32,913
Accrued expenses and other liabilities	10,580	688,929	36,617
Total liabilities	276,547	65,189,621	905,846
Net assets, at value	$25,072,612	$1,282,516,171	$130,476,434
Net assets consist of:
Paid-in capital	$24,676,933	$871,597,984	$119,547,999
Undistributed net investment income	108,178	8,576,066	656,161
Net unrealized appreciation (depreciation)	3,400,275	341,910,736	15,332,364
Accumulated net realized gain (loss)	(3,112,774)	60,431,385	(5,060,090)
Net assets, at value	$25,072,612	$1,282,516,171	$130,476,434

106 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
October 31, 2012

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Class A:
Net assets, at value	$20,126,520	$1,079,418,264	$96,584,388
Shares outstanding	2,180,566	25,097,984	7,402,380
Net asset value per share[a]	$9.23	$43.01	$13.05
Maximum offering price per share (net asset value per share ÷ 94.25%)	$9.79	$45.63	$13.85
Class B:
Net assets, at value	—	$628,644	$428,152
Shares outstanding	—	14,639	33,021
Net asset value and maximum offering price per share[a]	—	$42.94	$12.97
Class C:
Net assets, at value	$3,248,256	$71,722,766	$22,650,184
Shares outstanding	357,184	1,703,432	1,754,814
Net asset value and maximum offering price per share[a]	$9.09	$42.10	$12.91
Class R:
Net assets, at value	$29,392	$15,052,633	$3,644,217
Shares outstanding	3,191	350,466	281,685
Net asset value and maximum offering price per share	$9.21	$42.95	$12.94
Advisor Class:
Net assets, at value	$1,668,444	$115,693,864	$7,169,493
Shares outstanding	179,886	2,642,113	550,884
Net asset value and maximum offering price per share	$9.28	$43.79	$13.01

[a]Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 107

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
October 31, 2012

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Assets:
Investments in securities:
Cost - Unaffiliated issuers	$175,997,460	$69,254,839	$1,280,535,671
Cost - Non-controlled affiliated issuers (Note 9)	54,745,638	—	9,681,566
Cost - Sweep Money Fund (Note 7)	35,408,000	2,705,338	56,999,344
Cost - Repurchase agreements	—	1,577,134	20,237,047
Total cost of investments	$266,151,098	$73,537,311	$1,367,453,628
Value - Unaffiliated issuers	$263,723,486	$76,939,243	$1,623,424,085
Value - Non-controlled affiliated issuers (Note 9)	69,815,879	—	7,950,756
Value - Sweep Money Fund (Note 7)	35,408,000	2,705,338	56,999,344
Value - Repurchase agreements	—	1,577,134	20,237,047
Total value of investments[a]	368,947,365	81,221,715	1,708,611,232
Cash	—	—	1,384
Receivables:
Investment securities sold	21,132	—	1,135,320
Capital shares sold	243,343	217,774	1,696,795
Dividends	77,220	48,850	602,504
Other assets	35	9	160
Total assets	369,289,095	81,488,348	1,712,047,395
Liabilities:
Payables:
Investment securities purchased	32,525	—	15,525
Capital shares redeemed	934,342	331,652	6,555,822
Affiliates	285,866	91,582	1,522,464
Allocator Funds (Note 10)	10,853	—	—
Professional fees	36,501	28,101	39,582
Payable upon return of securities loaned	—	1,577,134	20,237,047
Accrued expenses and other liabilities	57,439	27,691	857,334
Total liabilities	1,357,526	2,056,160	29,227,774
Net assets, at value	$367,931,569	$79,432,188	$1,682,819,621
Net assets consist of:
Paid-in capital	$246,465,230	$81,222,829	$1,278,469,435
Undistributed net investment income	3,238,902	540,070	9,642,457
Net unrealized appreciation (depreciation)	102,796,267	7,684,404	341,157,604
Accumulated net realized gain (loss)	15,431,170	(10,015,115)	53,550,125
Net assets, at value	$367,931,569	$79,432,188	$1,682,819,621

[a]Includes securities loaned	$—	$1,532,564	$19,665,240

108 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Assets and Liabilities (continued)
October 31, 2012

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Class A:
Net assets, at value	$202,635,878	$64,264,949	$856,540,541
Shares outstanding	6,215,552	5,646,625	18,983,570
Net asset value per share[a]	$32.60	$11.38	$45.12
Maximum offering price per share (net asset value per share ÷ 94.25%)	$34.59	$12.07	$47.87
Class B:
Net assets, at value	—	—	$1,915,332
Shares outstanding	—	—	44,781
Net asset value and maximum offering price per share[a]	—	—	$42.77
Class C:
Net assets, at value	—	$12,175,028	$183,985,569
Shares outstanding	—	1,086,420	4,368,563
Net asset value and maximum offering price per share[a]	—	$11.21	$42.12
Class R:
Net assets, at value	—	$485,396	$220,538,525
Shares outstanding	—	42,753	4,932,180
Net asset value and maximum offering price per share	—	$11.35	$44.71
Advisor Class:
Net assets, at value	$165,295,691	$2,506,815	$419,839,654
Shares outstanding	5,068,418	219,125	9,021,654
Net asset value and maximum offering price per share	$32.61	$11.44	$46.54

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 109

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Operations
for the year ended October 31, 2012

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Investment income:
Dividends	$465,631	$31,173,140	$3,203,190
Income from securities loaned	—	1,415,019	—
Total investment income	465,631	32,588,159	3,203,190
Expenses:
Management fees (Note 3a)	133,002	7,003,835	744,421
Administrative fees (Note 3b)	49,035	—	272,790
Distribution fees: (Note 3c)
Class A	58,749	3,083,302	300,804
Class B	—	15,597	14,425
Class C	32,704	734,474	225,045
Class R	253	82,530	19,086
Transfer agent fees (Note 3e)	61,884	3,570,816	325,836
Custodian fees (Note 4)	430	32,460	2,144
Reports to shareholders	10,328	206,508	34,111
Registration and filing fees	47,656	102,570	71,240
Professional fees	26,478	85,923	38,074
Trustees’ fees and expenses	—	169,435	13,899
Other	6,360	45,707	11,020
Total expenses	426,879	15,133,157	2,072,895
Expenses waived/paid by affiliates (Note 3f)	(114,579)	—	—
Net expenses	312,300	15,133,157	2,072,895
Net investment income	153,331	17,455,002	1,130,295
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers[a]	834,880	261,164,395	6,563,475
Non-controlled affiliated issuers (Note 9)	—	(40,371,490)	—
Foreign currency transactions	(160)	(17,748)	—
Net realized gain (loss)	834,720	220,775,157	6,563,475
Net change in unrealized appreciation (depreciation) on investments	1,285,987	(69,076,371)	5,896,731
Net realized and unrealized gain (loss)	2,120,707	151,698,786	12,460,206
Net increase (decrease) in net assets resulting from operations	$2,274,038	$169,153,788	$13,590,501

[a]Includes gains from a redemption in-kind (Note 12)	$—	$159,737,506	$—

110 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Operations (continued)
for the year ended October 31, 2012

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Investment income:
Dividends:
Unaffiliated issuers	$4,494,066	$1,601,337	$33,326,680
Non-controlled affiliated issuers (Note 9)	3,168,023	—	233,160
Interest	—	—	53,123
Income from securities loaned	—	64,931	817,569
Total investment income	7,662,089	1,666,268	34,430,532
Expenses:
Management fees (Note 3a)	2,618,293	584,613	10,170,115
Administrative fees (Note 3b)	—	156,811	—
Distribution fees: (Note 3c)
Class A	495,434	188,761	2,570,260
Class B	—	—	49,040
Class C	—	124,858	1,891,079
Class R	—	2,553	1,126,993
Transfer agent fees (Note 3e)	351,139	227,414	5,163,245
Special servicing agreement fees (Note 10)	121,776	—	—
Custodian fees (Note 4)	5,353	1,232	26,335
Reports to shareholders	30,526	26,611	369,087
Registration and filing fees	32,522	54,331	116,107
Professional fees	42,738	32,179	65,342
Trustees’ fees and expenses	35,485	7,944	166,728
Other	12,715	9,343	46,944
Total expenses	3,745,981	1,416,650	21,761,275
Expenses waived/paid by affiliates (Note 3f)	—	(277,286)	—
Net expenses	3,745,981	1,139,364	21,761,275
Net investment income	3,916,108	526,904	12,669,257
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	14,496,203	1,676,629	53,607,208
Non-controlled affiliated issuers (Note 9)	941,665	—	—
Net realized gain (loss)	15,437,868	1,676,629	53,607,208
Net change in unrealized appreciation (depreciation) on investments	29,637,532	5,175,505	120,757,211
Net realized and unrealized gain (loss)	45,075,400	6,852,134	174,364,419
Net increase (decrease) in net assets resulting from operations	$48,991,508	$7,379,038	$187,033,676

Annual Report | The accompanying notes are an integral part of these financial statements. | 111

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Changes in Net Assets

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	Year Ended October 31,		Year Ended October 31,
	2012	2011	2012	2011
Increase (decrease) in net assets:
Operations:
Net investment income	$153,331	$95,476	$17,455,002	$21,491,321
Net realized gain (loss) from investments and
foreign currency transactions	834,720	17,920	220,775,157	186,053,979
Net change in unrealized appreciation
(depreciation) on investments	1,285,987	(486,113)	(69,076,371)	(134,739,400)
Net increase (decrease) in net assets
resulting from operations	2,274,038	(372,717)	169,153,788	72,805,900
Distributions to shareholders from:
Net investment income:
Class A	(98,135)	(67,554)	(7,773,925)	(29,100,189)
Class C	—	—	—	(755,290)
Class R	(148)	(58)	(36,442)	(343,806)
Advisor Class	(13,982)	(8,652)	(1,651,075)	(2,803,670)
Net realized gains:
Class A	—	—	(154,304,882)	(145,372,455)
Class B	—	—	(264,937)	(488,189)
Class C	—	—	(8,369,995)	(6,529,147)
Class R	—	—	(1,905,070)	(2,083,104)
Advisor Class	—	—	(21,239,884)	(11,970,945)
Total distributions to shareholders	(112,265)	(76,264)	(195,546,210)	(199,446,795)
Capital share transactions: (Note 2)
Class A	(73,383)	2,866,573	(340,104,996)	(239,716,422)
Class B	—	—	(1,945,080)	(3,246,961)
Class C	(195,105)	903,835	(2,044,056)	3,866,070
Class R	(22,408)	32,204	(4,017,507)	(7,844,316)
Advisor Class	(111,138)	508,289	(77,220,565)	62,251,071
Total capital share transactions	(402,034)	4,310,901	(425,332,204)	(184,690,558)
Net increase (decrease) in net assets	1,759,739	3,861,920	(451,724,626)	(311,331,453)
Net assets:
Beginning of year	23,312,873	19,450,953	1,734,240,797	2,045,572,250
End of year	$25,072,612	$23,312,873	$1,282,516,171	$1,734,240,797
Undistributed net investment income included in
net assets:
End of year	$108,178	$67,272	$8,576,066	$600,254

112 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin Large Cap		Franklin MicroCap
	Value Fund		Value Fund
	Year Ended October 31,		Year Ended October 31,
	2012	2011	2012	2011
Increase (decrease) in net assets:
Operations:
Net investment income	$1,130,295	$966,886	$3,916,108	$823,178
Net realized gain (loss) from investments	6,563,475	3,953,007	15,437,868	41,180,072
Net change in unrealized appreciation
(depreciation) on investments	5,896,731	(2,240,889)	29,637,532	6,875,621
Net increase (decrease) in net assets
resulting from operations	13,590,501	2,679,004	48,991,508	48,878,871
Distributions to shareholders from:
Net investment income:
Class A	(971,413)	(678,271)	(111,452)	(650,800)
Class C	(45,337)	—	—	—
Class R	(28,368)	(18,680)	—	—
Advisor Class	(81,920)	(50,233)	(431,161)	(744,861)
Net realized gains:
Class A	—	—	(24,982,243)	(7,226,874)
Advisor Class	—	—	(15,982,975)	(4,353,073)
Total distributions to shareholders	(1,127,038)	(747,184)	(41,507,831)	(12,975,608)
Capital share transactions: (Note 2)
Class A	(14,584,861)	(1,333,929)	(14,606,493)	(26,397,370)
Class B	(2,319,408)	(2,128,206)	—	—
Class C	(1,380,974)	(1,973,811)	—	—
Class R	(313,025)	(281,638)	—	—
Advisor Class	561,250	1,175,306	26,711,078	(8,703,782)
Total capital share transactions	(18,037,018)	(4,542,278)	12,104,585	(35,101,152)
Net increase (decrease) in net assets	(5,573,555)	(2,610,458)	19,588,262	802,111
Net assets:
Beginning of year	136,049,989	138,660,447	348,343,307	347,541,196
End of year	$130,476,434	$136,049,989	$367,931,569	$348,343,307
Undistributed net investment income
(distributions in excess of net investment
income) included in net assets:
End of year	$656,161	$723,003	$3,238,902	$(141,292)

Annual Report | The accompanying notes are an integral part of these financial statements. | 113

Franklin Value Investors Trust

Financial Statements (continued)

Statements of Changes in Net Assets (continued)

	Franklin MidCap		Franklin Small Cap
		Value Fund	Value Fund
	Year Ended October 31,		Year Ended October 31,
	2012	2011	2012	2011
Increase (decrease) in net assets:
Operations:
Net investment income	$526,904	$316,601	$12,669,257	$6,110,807
Net realized gain (loss) from investments	1,676,629	1,660,384	53,607,208	83,795,412
Net change in unrealized appreciation
(depreciation) on investments	5,175,505	(2,142,373)	120,757,211	2,350,680
Net increase (decrease) in net assets
resulting from operations	7,379,038	(165,388)	187,033,676	92,256,899
Distributions to shareholders from:
Net investment income:
Class A	(276,659)	(290,577)	(3,273,856)	(2,314,009)
Class C	—	(757)	—	—
Class R	(894)	(1,643)	(441,886)	(224,154)
Advisor Class	(15,847)	(12,250)	(2,537,798)	(1,763,695)
Net realized gains:
Class A	—	—	(34,304,049)	—
Class B	—	—	(325,713)	—
Class C	—	—	(8,333,726)	—
Class R	—	—	(9,379,102)	—
Advisor Class	—	—	(14,751,525)	—
Total distributions to shareholders	(293,400)	(305,227)	(73,347,655)	(4,301,858)
Capital share transactions: (Note 2)
Class A	(3,686,154)	7,067,851	(31,335,080)	(6,783,862)
Class B	—	—	(6,509,927)	(10,599,235)
Class C	(1,630,266)	700,748	(17,002,176)	(14,973,268)
Class R	(68,661)	(65,136)	(16,175,566)	(9,118,572)
Advisor Class	250,692	534,244	32,411,481	33,649,919
Total capital share transactions	(5,134,389)	8,237,707	(38,611,268)	(7,825,018)
Net increase (decrease) in net assets	1,951,249	7,767,092	75,074,753	80,130,023
Net assets:
Beginning of year	77,480,939	69,713,847	1,607,744,868	1,527,614,845
End of year	$79,432,188	$77,480,939	$1,682,819,621	$1,607,744,868
Undistributed net investment income included
in net assets:
End of year	$540,070	$325,138	$9,642,457	$3,240,700

114 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

	Class A, Class C,	Class A, Class B, Class C,
Class A & Advisor Class	Class R & Advisor Class	Class R & Advisor Class
Franklin MicroCap Value Fund	Franklin All Cap Value Fund	Franklin Balance Sheet Investment Fund*
	Franklin MidCap Value Fund	Franklin Large Cap Value Fund*
Franklin Small Cap Value Fund*

*Effective March 1, 2005, the funds no longer offered Class B shares for purchase. As disclosed in the applicable fund prospectus Class B shares convert to Class A shares after eight years of investment, therefore all Class B shares will convert to Class A by March 2013.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds are valued at the closing net asset value. Repurchase agreements are valued at cost, which approximates market value.

Annual Report | 115

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

116 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Repurchase Agreements

Certain funds enter into repurchase agreements, which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. All repurchase agreements held by the funds at year end had been entered into on October 31, 2012.

d. Securities Lending

Certain funds participate in a principal based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in repurchase agreements as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

e. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the

Annual Report | 117

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Income and Deferred Taxes (continued)

foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of October 31, 2012, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

f. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Distributions received by the funds from certain securities may be a return of capital (ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

118 | Annual Report

Franklin Value Investors Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

h. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At October 31, 2012, there were an unlimited number of shares authorized ($0.01 par value).

Transactions in the Funds’ shares were as follows:

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2012
Shares sold	673,694	$5,898,009	4,917,577	$202,495,931
Shares issued in reinvestment of
distributions	11,608	95,418	4,105,438	153,953,987
Shares redeemed in-kind
(Note 12)	—	—	(4,792,457)	(203,296,040)
Shares redeemed	(689,014)	(6,066,810)	(11,860,300)	(493,258,874)
Net increase (decrease)	(3,712)	$(73,383)	(7,629,742)	$(340,104,996)
Year ended October 31, 2011
Shares sold	1,630,083	$14,872,472	7,041,156	$333,420,646
Shares issued in reinvestment of
distributions	6,443	57,282	3,579,434	165,513,004
Shares redeemed	(1,344,401)	(12,063,181)	(15,739,740)	(738,650,072)
Net increase (decrease)	292,125	$2,866,573	(5,119,150)	$(239,716,422)

Annual Report | 119

Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	Shares	Amount	Shares	Amount
Class B Shares:
Year ended October 31, 2012
Shares sold			997	$40,849
Shares issued in reinvestment of
distributions			6,800	256,292
Shares redeemed			(54,049)	(2,242,221)
Net increase (decrease)			(46,252)	$(1,945,080)
Year ended October 31, 2011
Shares sold			7,547	$365,260
Shares issued in reinvestment of
distributions			9,852	458,323
Shares redeemed			(86,115)	(4,070,544)
Net increase (decrease)			(68,716)	$(3,246,961)
Class C Shares:
Year ended October 31, 2012
Shares sold	90,421	$786,094	209,188	$8,489,242
Shares issued in reinvestment of
distributions	—	—	218,864	8,087,021
Shares redeemed	(112,144)	(981,199)	(458,402)	(18,620,319)
Net increase (decrease)	(21,723)	$(195,105)	(30,350)	$(2,044,056)
Year ended October 31, 2011
Shares sold	220,297	$1,982,466	369,354	$17,366,756
Shares issued in reinvestment of
distributions	—	—	148,290	6,779,841
Shares redeemed	(125,361)	(1,078,631)	(444,185)	(20,280,527)
Net increase (decrease)	94,936	$903,835	73,459	$3,866,070
Class R Shares:
Year ended October 31, 2012
Shares sold	12,119	$108,374	62,391	$2,580,724
Shares issued in reinvestment of
distributions	18	148	51,732	1,941,511
Shares redeemed	(15,373)	(130,930)	(203,368)	(8,539,742)
Net increase (decrease)	(3,236)	$(22,408)	(89,245)	$(4,017,507)
Year ended October 31, 2011
Shares sold	3,628	$33,361	115,333	$5,445,224
Shares issued in reinvestment of
distributions	4	38	52,508	2,426,909
Shares redeemed	(133)	(1,195)	(332,764)	(15,716,449)
Net increase (decrease)	3,499	$32,204	(164,923)	$(7,844,316)

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	Shares	Amount	Shares	Amount
Advisor Class Shares:
Year ended October 31, 2012
Shares sold	50,340	$453,420	1,579,035	$66,454,845
Shares issued in reinvestment of
distributions	1,549	12,768	554,200	21,126,122
Shares redeemed	(65,578)	(577,326)	(3,851,644)	(164,801,532)
Net increase (decrease)	(13,689)	$(111,138)	(1,718,409)	$(77,220,565)
Year ended October 31, 2011
Shares sold	80,826	$717,163	2,923,203	$132,837,175
Shares issued in reinvestment of
distributions	874	7,796	249,773	11,724,350
Shares redeemed	(25,178)	(216,670)	(1,842,538)	(82,310,454)
Net increase (decrease)	56,522	$508,289	1,330,438	$62,251,071

	Franklin Large Cap		Franklin MicroCap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2012
Shares sold	2,030,586	$25,212,826	382,521	$11,531,484
Shares issued in reinvestment of
distributions	79,296	906,355	853,348	23,595,080
Shares redeemed	(3,215,651)	(40,704,042)	(1,649,137)	(49,733,057)
Net increase (decrease)	(1,105,769)	$(14,584,861)	(413,268)	$(14,606,493)
Year ended October 31, 2011
Shares sold	2,397,795	$29,982,654	507,149	$16,401,046
Shares issued in reinvestment of
distributions	48,916	606,059	234,205	7,286,121
Shares redeemed	(2,568,856)	(31,922,642)	(1,533,491)	(50,084,537)
Net increase (decrease)	(122,145)	$(1,333,929)	(792,137)	$(26,397,370)
Class B Shares:
Year ended October 31, 2012
Shares sold	3,538	$42,786
Shares redeemed	(190,937)	(2,362,194)
Net increase (decrease)	(187,399)	$(2,319,408)
Year ended October 31, 2011
Shares sold	20,632	$264,955
Shares redeemed	(192,801)	(2,393,161)
Net increase (decrease)	(172,169)	$(2,128,206)

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin Large Cap		Franklin MicroCap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class C Shares:
Year ended October 31, 2012
Shares sold	362,961	$4,541,221
Shares issued in reinvestment of
distributions	3,565	40,573
Shares redeemed	(478,781)	(5,962,768)
Net increase (decrease)	(112,255)	$(1,380,974)
Year ended October 31, 2011
Shares sold	367,045	$4,590,455
Shares redeemed	(534,132)	(6,564,266)
Net increase (decrease)	(167,087)	$(1,973,811)
Class R Shares:
Year ended October 31, 2012
Shares sold	82,992	$1,034,994
Shares issued in reinvestment of
distributions	2,499	28,360
Shares redeemed	(110,784)	(1,376,379)
Net increase (decrease)	(25,293)	$(313,025)
Year ended October 31, 2011
Shares sold	94,347	$1,175,519
Shares issued in reinvestment of
distributions	1,516	18,657
Shares redeemed	(122,420)	(1,475,814)
Net increase (decrease)	(26,557)	$(281,638)
Advisor Class Shares:
Year ended October 31, 2012
Shares sold	141,442	$1,758,931	555,909	$16,587,937
Shares issued in reinvestment of
distributions	6,821	77,552	588,658	16,246,967
Shares redeemed	(102,631)	(1,275,233)	(201,425)	(6,123,826)
Net increase (decrease)	45,632	$561,250	943,142	$26,711,078
Year ended October 31, 2011
Shares sold	164,244	$2,063,045	289,889	$9,680,812
Shares issued in reinvestment of
distributions	3,687	45,456	162,891	5,061,010
Shares redeemed	(75,508)	(933,195)	(747,510)	(23,445,604)
Net increase (decrease)	92,423	$1,175,306	(294,730)	$(8,703,782)

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Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class A Shares:
Year ended October 31, 2012
Shares sold	1,212,631	$13,250,379	4,842,572	$210,316,101
Shares issued in reinvestment of
distributions	26,925	268,711	884,368	34,676,090
Shares redeemed	(1,581,555)	(17,205,244)	(6,379,757)	(276,327,271)
Net increase (decrease)	(341,999)	$(3,686,154)	(652,817)	$(31,335,080)
Year ended October 31, 2011
Shares sold	2,439,186	$27,039,862	6,416,098	$281,778,395
Shares issued in reinvestment of
distributions	25,527	275,183	47,286	2,072,060
Shares redeemed	(1,854,498)	(20,247,194)	(6,706,339)	(290,634,317)
Net increase (decrease)	610,215	$7,067,851	(242,955)	$(6,783,862)
Class B Shares:
Year ended October 31, 2012
Shares sold			2,472	$98,411
Shares issued in reinvestment of
distributions			8,008	299,415
Shares redeemed			(168,306)	(6,907,753)
Net increase (decrease)			(157,826)	$(6,509,927)
Year ended October 31, 2011
Shares sold			10,678	$455,105
Shares redeemed			(265,616)	(11,054,340)
Net increase (decrease)			(254,938)	$(10,599,235)
Class C Shares:
Year ended October 31, 2012
Shares sold	219,839	$2,372,522	649,337	$26,359,171
Shares issued in reinvestment of
distributions	—	—	205,366	7,561,564
Shares redeemed	(371,519)	(4,002,788)	(1,259,380)	(50,922,911)
Net increase (decrease)	(151,680)	$(1,630,266)	(404,677)	$(17,002,176)
Year ended October 31, 2011
Shares sold	549,458	$6,029,317	1,061,445	$44,081,527
Shares issued in reinvestment of
distributions	67	713	—	—
Shares redeemed	(503,628)	(5,329,282)	(1,442,954)	(59,054,795)
Net increase (decrease)	45,897	$700,748	(381,509)	$(14,973,268)

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

2. SHARES OF BENEFICIAL INTEREST (continued)

	Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund
	Shares	Amount	Shares	Amount
Class R Shares:
Year ended October 31, 2012
Shares sold	8,277	$90,282	1,545,736	$66,062,534
Shares issued in reinvestment of
distributions	90	894	237,615	9,247,986
Shares redeemed	(14,580)	(159,837)	(2,140,531)	(91,486,086)
Net increase (decrease)	(6,213)	$(68,661)	(357,180)	$(16,175,566)
Year ended October 31, 2011
Shares sold	14,665	$159,855	2,178,636	$94,703,139
Shares issued in reinvestment of
distributions	153	1,643	4,719	205,334
Shares redeemed	(20,754)	(226,634)	(2,403,156)	(104,027,045)
Net increase (decrease)	(5,936)	$(65,136)	(219,801)	$(9,118,572)
Advisor Class Shares:
Year ended October 31, 2012
Shares sold	50,066	$556,080	3,095,155	$137,859,627
Shares issued in reinvestment of
distributions	1,497	14,983	392,154	15,815,591
Shares redeemed	(28,860)	(320,371)	(2,713,269)	(121,263,737)
Net increase (decrease)	22,703	$250,692	774,040	$32,411,481
Year ended October 31, 2011
Shares sold	78,817	$888,433	3,115,089	$141,697,489
Shares issued in reinvestment of
distributions	1,019	11,018	30,745	1,384,467
Shares redeemed	(32,892)	(365,207)	(2,522,759)	(109,432,037)
Net increase (decrease)	46,944	$534,244	623,075	$33,649,919

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees

The Franklin All Cap Value Fund and the Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

Annualized Fee Rate	Net Assets
0.550%	Up to and including $500 million
0.450%	Over $500 million, up to and including $1 billion
0.400%	Over $1 billion, up to and including $1.5 billion
0.350%	Over $1.5 billion, up to and including $6.5 billion
0.325%	Over $6.5 billion, up to and including $11.5 billion
0.300%	Over $11.5 billion, up to and including $16.5 billion
0.290%	Over $16.5 billion, up to and including $19 billion
0.280%	Over $19 billion, up to and including $21.5 billion
0.270%	In excess of $21.5 billion

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
a.	Management Fees (continued)

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	In excess of $1 billion

b. Administrative Fees

FT Services provides administrative services to the Funds. The Franklin All Cap Value Fund, the Franklin Large Cap Value Fund and Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund is paid by Advisory Services based on each fund’s average daily net assets, and is not an additional expense of the funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are not charged on shares held by affiliates. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class B, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Reimbursement Plans:
Class A	0.35%	0.25%	0.35%	0.25%	0.35%	0.35%
Compensation Plans:
Class B	—	1.00%	1.00%	—	—	1.00%
Class C	1.00%	1.00%	1.00%	—	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	—	0.50%	0.50%

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The Board has set the current rate at 0.30% per year for Class A shares for the Franklin All Cap Value Fund, the Franklin Large Cap Value Fund, the Franklin MidCap Value Fund, and the Franklin Small Cap Value Fund until further notice and approval by the Board.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap
	Value Fund	Investment Fund	Value Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$15,572	$566,565	$48,000
CDSC retained	$1,497	$7,560	$3,519

	Franklin	Franklin	Franklin
	MicroCap	MidCap	Small Cap
	Value Fund	Value Fund	Value Fund
Sales charges retained net of commissions paid to
unaffiliated broker/dealers	$5,017	$41,803	$347,839
CDSC retained	$3,161	$1,982	$15,101

e. Transfer Agent Fees

For the year ended October 31, 2012, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
Transfer agent fees	$38,803	$1,662,453	$195,153	$170,402	$126,286	$2,234,907

f. Waiver and Expense Reimbursements

Advisory Services and FT Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Franklin All Cap Value Fund and the Franklin MidCap Value Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses, but excluding distribution fees, and acquired fund fees and expenses) for each class of the funds do not exceed 0.90% and 1.05%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until February 28, 2013.

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the year ended October 31, 2012, there were no credits earned.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds in taxable years beginning after December 22, 2010 are not subject to expiration and such losses retain their character as either short-term or long-term, rather than being considered short-term as under previous law. Post-enactment capital losses must be fully utilized prior to utilizing any losses incurred in pre-enactment tax years.

At October 31, 2012, the capital loss carryforwards were as follows:

Franklin	Franklin	Franklin	Franklin
	All Cap	Large Cap	MidCap
	Value Fund	Value Fund	Value Fund
Capital loss carryforwards subject to expiration:
2017	$3,110,688	$—	$9,891,776
2018	—	5,060,090	—
	$3,110,688	$5,060,090	$9,891,776

During the year ended October 31, 2012, the funds utilized capital loss carryforwards as follows:

Franklin All Cap	Franklin Large Cap	Franklin MidCap
Value Fund	Value Fund	Value Fund
$834,880	$6,633,574	$1,744,138

The tax character of distributions paid during the years ended October 31, 2012 and 2011, was as follows:

	Franklin All Cap		Franklin Balance Sheet
	Value Fund		Investment Fund
	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$112,265	$76,264	$11,284,726	$33,002,955
Long term capital gain	—	—	184,261,484	166,443,840
	$112,265	$76,264	$195,546,210	$199,446,795

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Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

	Franklin Large Cap		Franklin MicroCap
	Value Fund		Value Fund
	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$1,127,038	$747,184	$2,269,714	$1,869,515
Long term capital gain	—	—	39,238,117	11,106,093
	$1,127,038	$747,184	$41,507,831	$12,975,608

	Franklin MidCap		Franklin Small Cap
	Value Fund		Value Fund
	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$293,400	$305,227	$6,253,540	$4,301,858
Long term capital gain	—	—	67,094,115	—
	$293,400	$305,227	$73,347,655	$4,301,858

At October 31, 2012, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

	Franklin All Cap	Franklin Balance Sheet	Franklin Large Cap
	Value Fund	Investment Fund	Value Fund
Cost of investments	$21,900,320	$999,146,687	$115,660,325

Unrealized appreciation	$4,491,718	$412,703,540	$29,223,929
Unrealized depreciation	(1,093,531)	(71,414,948)	(13,881,644)
Net unrealized appreciation
(depreciation)	$3,398,187	$341,288,592	$15,342,285

Undistributed ordinary income	$108,178	$9,340,160	$646,241
Undistributed long term capital gains	—	60,289,437	—
Distributable earnings	$108,178	$69,629,597	$646,241

	Franklin MicroCap	Franklin MidCap	Franklin Small Cap
	Value Fund	Value Fund	Value Fund
Cost of investments	$266,267,449	$73,685,192	$1,367,522,794

Unrealized appreciation	$127,487,291	$13,034,709	$460,949,596
Unrealized depreciation	(24,807,375)	(5,498,186)	(119,861,158)
Net unrealized appreciation
(depreciation)	$102,679,916	$7,536,523	$341,088,438

Undistributed ordinary income	$6,839,024	$564,612	$10,179,406
Undistributed long term capital gains	11,947,395	—	53,082,345
Distributable earnings	$18,786,419	$564,612	$63,261,751

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

5. INCOME TAXES (continued)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales, pass-through entity income, corporate actions and gains realized on in-kind shareholder redemptions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended October 31, 2012, were as follows:

	Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
	All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
	Value Fund	Investment Fund[a]	Value Fund	Value Fund	Value Fund	Value Fund
Purchases	$6,321,078	$116,082,203	$20,832,037	$16,664,270	$16,853,096	$83,408,101
Sales	$6,227,195	$493,960,054	$39,506,392	$50,639,379	$20,406,841	$190,046,713
[a]Sales of investments excludes an in-kind redemption of $203,296,040.

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2012, the Franklin MicroCap Value Fund held investments in restricted securities, excluding certain securities exempt from registration under the 1933 Act deemed to be liquid, as follows:

		Acquisition
Shares	Issuer	Dates	Cost	Value
94,800	Allen Organ Co. (LandCo. Holdings)	9/07/06	$181,146	$341,280
44,600	Smith Investment Co. LLC	1/20/09	85,377	133,577
	Total Restricted Securities (Value is 0.13% of Net Assets)		$266,523	$474,857
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Notes to Financial Statements (continued)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in “affiliated companies” for the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund and the Franklin Small Cap Value Fund for the year ended October 31, 2012, were as shown below.

	Number of					Number of
	Shares Held					Shares Held	Value at		Realized
	at Beginning	Gross		Gross		at End	End of	Investment	Capital
Name of Issuer	of Year	Additions		Reductions		of Year	Year	Income	Gain (Loss)
Franklin Balance Sheet Investment Fund
Non-Controlled Affiliates
KGen Power Corp., 144A	4,200,000	—		650,000		3,550,000	$30,441,250	$—	$(453,605)
Syms Corp.	1,300,000	—		1,300,000	[a]	—	—	—	(526,564)
Tecumseh Products Co., A	798,800	—		798,800		—	—	—	(25,525,458)
Tecumseh Products Co., B	309,428	—		309,428		—	—	—	(13,865,863)
Trinity Place Holdings Inc.	—	1,200,000	[a]	—		1,200,000	4,800,000	—	—
Total Affiliated Securities (2.75% of Net Assets)							$35,241,250	$—	$(40,371,490)

Franklin MicroCap Value Fund
Non-Controlled Affiliates
ACMAT Corp., A	392,800	—		39,300		353,500	$6,893,250	$—	$518,269
ALCO Stores Inc.	238,000	—		35,000		203,000	2,013,760	—	(250,991)
American Pacific Corp.	782,000	—		177,545		604,455	7,990,895	—	441,784
Cobra Electronics Corp.	540,000	—		85,000		455,000	2,220,400	—	(398,455)
Continental Materials Corp.	129,700	—		—		129,700	1,584,286	—	—
Delta Apparel Inc.	749,000	—		5,300		743,700	11,259,618	—	80,441
Espey Manufacturing & Electronics Corp.	122,699	—		47,424		75,275	—[b]	213,779	862,222
Frisch’s Restaurants Inc.	298,500	1,500		80,000		220,000	—[b]	2,335,244	831,244
Hardinge Inc.	1,050,000	—		—		1,050,000	10,899,000	84,000	—
Hurco Cos. Inc.	379,000	—		—		379,000	8,709,420	—	—
John B. Sanfilippo & Son Inc.	600,000	—		261,000		339,000	—[b]	—	866,222
Omega Protein Corp.	685,000	565,000		—		1,250,000	8,162,500	—	—
Origen Financial Inc.	2,473,200	—		573,200		1,900,000	2,565,000	—	393,231
P.A.M. Transportation Services Inc.	535,000	—		—		535,000	5,323,250	535,000	—
Tandy Brands Accessories Inc.	538,097	—		188,097		350,000	—[b]	—	(2,402,302)
USA Truck Inc.	700,000	70,000		—		770,000	2,194,500	—	—
Total Affiliated Securities (18.98% of Net Assets)							$69,815,879	$3,168,023	$941,665

Franklin Small Cap Value Fund
Non-Controlled Affiliates
Hooker Furniture Corp.	582,900	—		—		582,900	$7,950,756	$233,160	$—
Total Affiliated Securities (0.47% of Net Assets)							$7,950,756	$233,160	$—

aReflects a 1:1 mandatory exchange of 1,200,000 shares completed in connection with a corporate restructuring.
bAs of October 31, 2012, no longer an affiliate.

10. SPECIAL SERVICING AGREEMENT

The Franklin MicroCap Value Fund, which is an eligible underlying investment of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), participates in a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the fund and the Allocator Funds. Under the SSA, the fund may pay a portion of the Allocator Funds’ expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the fund (e.g., due to

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

10. SPECIAL SERVICING AGREEMENT (continued)

reduced costs associated with servicing accounts) from the investment in the fund by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services, affiliates of Advisory Services. For the year ended October 31, 2012, the fund was held by one or more of the Allocator Funds and the amount of expenses borne by the fund is noted in the Statements of Operations. At October 31, 2012, 25.69% of the fund’s outstanding shares were held by one or more of the Allocator Funds.

11. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 18, 2013. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended October 31, 2012, the Funds did not use the Global Credit Facility.

12. REDEMPTION IN-KIND

During the year ended October 31, 2012, the Franklin Balance Sheet Investment Fund realized $159,737,506 of net gains resulting from redemption in-kind in which a shareholder redeemed fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not netted with capital gains that are distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

13. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in deter- mining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of October 31, 2012, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin All Cap Value Fund
Assets:
Investments in Securities:
Equity Investmentsa	$24,000,645	$—		$—	$24,000,645
Short Term Investments	1,297,862	—		—	1,297,862
Total Investments in
Securities	$25,298,507	$—		$—	$25,298,507

Franklin Balance Sheet Investment Fund
Assets:
Investments in Securities:
Equity Investments:
Utilities	$114,251,820	$30,441,250		$—	$144,693,070
All Other Equity
Investments[a]	1,107,606,765	—		—	1,107,606,765
Short Term Investments	88,135,444	—		—	88,135,444
Total Investments in
Securities	$1,309,994,029	$30,441,250		$—	$1,340,435,279

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Franklin Value Investors Trust

Notes to Financial Statements *(continued)*

13. Fair Value Measurements *(continued)*

	Level 1	Level 2	Level 3	Total
Franklin Large Cap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 126,543,195	$ —	$ —	$ 126,543,195
Short Term Investments	4,459,415	—	—	4,459,415
Total Investments in Securities	$ 131,002,610	$ —	$ —	$ 131,002,610
Franklin MicroCap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments:				
Capital Goods	$ 66,979,478	$ —	$ 133,577	$ 67,113,055
Insurance	18,848,696	6,893,250	—	25,741,946
Materials	21,924,480	4,747,187	—	26,671,667
Real Estate	4,215,000	51,250	341,280	4,607,530
Telecommunication Services	2,735,040	1,591,525	—	4,326,565
All Other Equity Investments[a]	205,078,602	—	—	205,078,602
Short Term Investments	35,408,000	—	—	35,408,000
Total Investments in Securities	$ 355,189,296	$ 13,283,212	$ 474,857	$ 368,947,365
Franklin MidCap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$ 76,939,243	$ —	$ —	$ 76,939,243
Short Term Investments	2,705,338	1,577,134	—	4,282,472
Total Investments in Securities	$ 79,644,581	$ 1,577,134	$ —	$ 81,221,715
Franklin Small Cap Value Fund				
Assets:				
Investments in Securities:				
Equity Investments[a]	$1,631,374,841	$ —	$ —	$1,631,374,841
Short Term Investments	56,999,344	20,237,047	—	77,236,391
Total Investments in Securities	$1,688,374,185	$20,237,047	$ —	$1,708,611,232

[a]For detailed categories, see the accompanying Statement of Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 investments at the end of the period.

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Franklin Value Investors Trust

Notes to Financial Statements (continued)

14. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund’s financial position. The ASU is effective for interim and annual reporting periods beginning on or after January 1, 2013. The Funds believe the adoption of this ASU will not have a material impact on the financial statements.

15. SUBSEQUENT EVENTS

The Funds evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

Selected Portfolio

ADR - American Depositary Receipt

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Franklin Value Investors Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Value Investors Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin All Cap Value Fund, Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund and Franklin Small Cap Value Fund (separate portfolios of Franklin Value Investors Trust, hereafter referred to as the “Funds”) at October 31, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
December 17, 2012

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Franklin Value Investors Trust

Tax Information (unaudited)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Funds hereby report the maximum amount allowable but no less than the following amounts as long term capital gain dividends for the fiscal year ended October 31, 2012:

Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$—	$184,261,484	$—	$39,238,117	$—	$67,094,115

Under Section 871(k)(2)(C) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as short term capital gain dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended October 31, 2012:

Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$—	$1,823,284	$—	$1,727,101	$—	$—

Under Section 854(b)(1)(A) of the Code, the Funds hereby report the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 2012:

Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
100%	100%	100%	100%	100%	100%

Under Section 854(b)(1)(B) of the Code, the Funds hereby report the maximum amount allowable but no less than the following amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2012:

Franklin	Franklin	Franklin	Franklin	Franklin	Franklin
All Cap	Balance Sheet	Large Cap	MicroCap	MidCap	Small Cap
Value Fund	Investment Fund	Value Fund	Value Fund	Value Fund	Value Fund
$457,999	$31,053,765	$3,171,809	$7,609,589	$1,504,829	$33,587,085

Distributions, including qualified dividend income, paid during calendar year 2012 will be reported to shareholders on Form 1099-DIV by mid-February 2013. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

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Franklin Value Investors Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Frank T. Crohn (1924) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	7	None
Principal Occupation During at Least the Past 5 Years: **Formerly,** Director, Unity Mutual Life Insurance Company (until 2006); Chairman, Eastport Lobster & Fish Company (1995-2002); Chief Executive Officer and Chairman, Financial Benefit Life Insurance Company (insurance and annuities) (until 1997); Chief Executive Officer, National Benefit Life Insurance Co. (insurance) (1963-1982); and Director, AmVestors Financial Corporation (until 1997).				
Burton J. Greenwald (1929) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2001 and Lead Independent Trust since 2008	17	Franklin Templeton Emerging Markets Debt Opportunities Fund PLC and Fiduciary International Ireland Limited.
Principal Occupation During at Least the Past 5 Years: Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry); and **formerly,** Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation; Governor, Investment Company Institute; and Chairman, ICI Public Information Committee.				
David W. Niemiec (1949) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Trustee	Since 2011	32	Emeritus Corporation (assisted living) (1999-2010) and OSI Pharmaceuticals, Inc. (pharmaceutical products) (2006-2010).
Principal Occupation During at Least the Past 5 Years: Advisor, Saratoga Partners (private equity fund); and **formerly,** Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).				
Charles Rubens II (1930) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1989	17	None
Principal Occupation During at Least the Past 5 Years: Private investor and president of non-profit organizations; and **formerly,** an executive of Time, Inc.; and Trustee of Colorado College.				
Robert E. Wade (1946) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2004	42	El Oro Ltd (investments).
Principal Occupation During at Least the Past 5 Years: Attorney at law engaged in private practice (1972-2008) and member of various boards.				

138 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Gregory H. Williams (1943) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2008	7	None

Principal Occupation During at Least the Past 5 Years:
Private Investor; Professor of Law and Political Science; and Consultant; and **formerly,** President, University of Cincinnati (2009-2012); President, The City College of New York (2001-2009); Dean, College of Law, Ohio State University (1993-2001); and Associate Vice President, Academic Affairs and Professor of Law, University of Iowa (1977-1993).

Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
****William J. Lippman (1925)** One Parker Plaza, 9th Floor Fort Lee, NJ 07024-2920	Trustee, President and Chief Executive Officer–Investment Management	Trustee and President since 1989 and Chief Executive Officer-Investment Management since 2002	7	None

Principal Occupation During at Least the Past 5 Years:
President, Franklin Advisory Services, LLC; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of two of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since April 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Breda M. Beckerle (1958) 600 Fifth Avenue New York, NY 10020	Chief Compliance Officer and Vice President	Since May 2012	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Chief Compliance Officer, Fiduciary International, Inc., Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC, Franklin Mutual Advisers, LLC, Franklin Templeton Institutional, LLC; Vice President and Compliance Officer – Commingled Trusts, Fiduciary Trust International of the South; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2009	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 46 of the investment companies in Franklin Templeton Investments.

Annual Report | 139

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).				
Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Secretary and Vice President	Secretary since 2005 and Vice President since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Selena L. Holmes (1965) 100 Fountain Parkway St. Petersburg, FL 33716-1205	Vice President – AML Compliance	Since May 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Director, Global Compliance Monitoring; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Rupert H. Johnson, Jr. (1940) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 1989	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Vice Chairman, Member – Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 25 of the investment companies in Franklin Templeton Investments.				
Robert Kubilis (1973) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since August 2012	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Assistant Treasurer, Fund Accounting, Franklin Templeton Investments; and officer of five of the investment companies in Franklin Templeton Investments.				
Robert C. Rosselot (1960) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 46 of the investment companies in Franklin Templeton Investments.				

140 | Annual Report

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years
Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2009	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 46 of the investment companies in Franklin Templeton Investments.				
Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and **formerly,** Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).				
Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2011	Not Applicable	Not Applicable
Principal Occupation During at Least the Past 5 Years: Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Assistant Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.				

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

**William J. Lippman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund's Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund's Board has determined that there is at least one such financial expert on the Audit Committee and has designated Frank T. Crohn as its audit committee financial expert. The Board believes that Mr. Crohn, who currently is a director of various companies and Chairs the Fund's Audit Committee, qualifies as such an expert in view of his business background and experience, which includes service as Chief Executive Officer of National Benefit Life Insurance Company (1963-1982), Chief Executive Officer of Financial Benefit Life Insurance Company (1982-1997), and service as a Director of Amvestors Financial Corporation until 1997. As a result of such background and experience, the Board believes that Mr. Crohn has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Crohn is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Franklin Value Investors Trust

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Value Investors Trust

Investment Manager
Franklin Advisory Services, LLC

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2012 Franklin Templeton Investments. All rights reserved.

FVIT A 12/12

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $171,337 for the fiscal year ended October 31, 2012 and $183,777 for the fiscal year ended October 31, 2011.

(b) Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,894 for the fiscal year ended October 31, 2012 and $2,894 for the fiscal year ended October 31, 2011. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $29,600 for the fiscal year ended October 31, 2012 and $75,000 for the fiscal year ended October 31, 2011. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments, application of local country tax laws to investments and licensing securities with local country offices.

(d) All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,445 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $151,005 for the fiscal year ended October 31, 2012 and $0 for the fiscal year ended October 31, 2011. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

(ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $184,944 for the fiscal year ended October 31, 2012 and $77,894 for the fiscal year ended October 31, 2011.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment
Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on
Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the
Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the
Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Robert G. Kubilis, Chief Financial Officer and
Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Robert G. Kubilis, Chief Financial Officer and
Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.